EXHIBIT 10.90
                                                                 -------------
                        CONFIDENTIAL TREATMENT REQUESTED

                                LICENSE AGREEMENT

         THIS AGREEMENT, is made as of the Effective Date (as defined below), by and between APOTHECON, INC., a Delaware corporation with offices at 777 Scudders Mill Road, Plainsboro, New Jersey 08536, USA (hereinafter referred to as "APOTHECON"), and GENTA JAGO TECHNOLOGIES BV, a Dutch company, having offices at Grundstrasse 12, 6343 Rotkreuz, Switzerland (hereinafter referred to as "GJT").

                                    RECITALS

         WHEREAS,   GJT  has  the   expertise   and  skill   needed  to  develop
pharmaceutical preparations in * formulation of * (hereinafter, as more fully defined below, referred to as the "Product"); and

         WHEREAS, GJT (i) is the exclusive licensee of Jagotec AG, a Swiss corporation, of certain patent rights covering the GEOMATRIX formulation of the Product and (ii) is in possession of certain know-how and technology regarding the development, production and analytical methods of the Product (hereinafter, as more fully defined below, referred to as "Know-how");

         WHEREAS, APOTHECON is interested in developing and marketing the Product throughout the world and receiving an exclusive license under the relevant GEOMATRIX patent rights and Know-how for such purpose, and GJT is willing to grant such exclusive license to APOTHECON, all upon the terms and conditions set forth below.

         WHEREAS, the terms and conditions governing the research, development, manufacture, and marketing of the Product are set forth in a separate agreement of even date herewith between GJT and APOTHECON (said agreement, as the same may be extended, supplemented or changed hereafter, referred to hereinafter as the " Development and Marketing Agreement").

         NOW, THEREFORE, in consideration of the above premises and the mutual promises and covenants set forth herein, the parties agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         The following terms as used in this Agreement shall have the meanings set forth in this Article 1:

         * that (i) where marketed within the United States, is classified by FDA as an * under the Federal Food, Drug and Cosmetic Act, as amended, and (ii) where marketed outside the United States, is classified, marketed and/or designated as a *.

         "Adverse Drug Reaction (ADR)" shall have the meaning ascribed to such term under applicable law, but in any event shall include any reaction, side effect or other undesirable event (such as side effects, injuries, toxicity or sensitivity reaction, or any unexpected incidence and the severity thereof) that is associated with the use of the Product in humans, whether or not the event is considered drug related, including, but not limited to, the following: an adverse event occurring in the course of the use of the Product in professional practice, including use in clinical studies; drug overdose, whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; any significant failure of expected pharmacological or biological actions; and any adverse event associated with the clinical use, study, investigation, testing and marketing of the Product or any other product (to the extent such adverse event pertains to the use or incorporation of the GEOMATRIX Technology in such product). In addition, when an ADR is herein referred to as "serious", it shall have the


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meaning  ascribed  to such term under  applicable  law,  but in any event  shall include one or more of the following: death; admission to a hospital or prolongation of a hospital stay; permanent or substantially disabling condition; life- threatening condition; overdose; congenital anomaly; or cancer. Also, when an ADR is herein referred to as "unexpected", it shall have the meaning ascribed to such term under applicable law, but in any event shall include (x) for a non-marketed product, an experience that is not identified in nature, severity or frequency in the current clinical investigator's confidential information brochure, and (y) for a marketed product, an experience which is not listed in the current labeling for such product, and includes an event that may be symptomatically and pathophysiologically related to an event listed in the labeling but differs from the event because of increased frequency or greater severity or specificity.

         "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it/he/she owns, or directly or indirectly controls, fifty percent (50%) or more of the voting stock or other ownership interest of the other Person, or if it/he/she directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever. For example, Jagotec and Jago Pharma AG are Affiliates of GJT.

         "Developmental Program" shall mean a development program in which the different activities to be performed by GJT and APOTHECON shall be listed (together with a respective time schedule for the development of the Product to be carried out by GJT and/or APOTHECON), as the case may be, according to such "Project Addendum" (and as amended or supplemented by mutual written agreement from time to time hereafter), with the initial Project Addendum attached as
Exhibit 1.1(i) to the * Development and Marketing Agreement.

         "Effective Date" means the date when this Agreement is executed and delivered by both parties hereto, and (i) APOTHECON shall have received duly executed originals of all Waivers and Consents required under Section 3.6 hereof, (ii) all opinions of counsel contemplated by section 3.7 hereof have been received by APOTHECON, and (iii) Jagotec and Jago Pharma shall have duly executed the acknowledgment on the signature page of this Agreement.

         "...exclusive....."means,  with  respect  to the grant of a license  or sublicense, or to the appointment of a distributor, a license, sublicense, or appointment whereby the licensee's, sublicensee's or appointee's rights are sole and entire, and operate to exclude all others, including the licensor, sublicensor and appointor, as the case may be, and may be exercised by the licensee or sublicensee itself or through one or more of its Affiliates. An exclusive licensee (and permitted sublicensees) may sell and distribute Products through agents and distributors under exclusive or nonexclusive arrangements in any country in the Territory. "...semi-exclusive....," with respect to the grant of a license or sublicense, or to the appointment of a distributor, shall be interpreted in the same manner as the preceding sentence, except that the licensor, sublicensor or appointor, as the case may be, may also use the licensed, sublicensed or appointed rights itself or through one or more of its Affiliates.

         "FDA" shall mean the United States Food and Drug Administration, or any
successor   agency  having   regulatory   jurisdiction   over  the  manufacture,
distribution and sale of drugs in the United States.

         "First Commercial Sale" shall mean, with respect to any Product, the first sale for use or consumption by the general public of such Product in a particular country in the Territory after the required marketing approval and pricing approval, if any, has been granted by the governing health authority of such country.

         "GEOMATRIX Agreements" means the GEOMATRIX License Agreement, the GEOMATRIX Manufacturing License Agreement, the GEOMATRIX Supply Agreement, and the GEOMATRIX Research and Development Agreement (each, individually, a "GEOMATRIX Agreement").

         "GEOMATRIX License Agreement" shall mean the Restated GEOMATRIX License Agreement dated as of May 12, 1995 between GJT and Jagotec.


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         "GEOMATRIX  Manufacturing  License  Agreement"  shall mean the Restated
GEOMATRIX Manufacturing License Agreement dated as of May 12, 1995 between GJT and Jagotec.

         "GEOMATRIX Research and Development Agreement" means the Restated GEOMATRIX Research and Development Agreement dated as of May 12, 1995 by and among GJT, Jago Pharma AG, a Swiss corporation, Genta Incorporated, a Delaware corporation, and Genta Jago Delaware, L.L.C., a Delaware limited liability company.

         "GEOMATRIX Supply Agreement" means the Restated GEOMATRIX Supply Agreement dated as of May 12, 1995 by and among GJT and Jago Pharma AG, a Swiss corporation.

         "GEOMATRIX Technology" means all oral controlled-release drug delivery and related technology which utilizes a hydrophilic drug-containing matrix * which controls the release of the drug through the use of one or more barrier layers, together with all improvements thereon and thereto, all to the extent and only to the extent that GJT now has or hereafter will have the right to grant licenses, immunities or other rights thereunder.

         "Gross Margin" shall have the meaning  ascribed to such term in Section
7.2.2 hereof.

         "Jagotec" means Jagotec AG, a Swiss corporation, having a place of business at Seestrasse 47, CH6052 Hergiswil, Switzerland.

         "Jago Pharma" means Jago Pharma AG, a Swiss corporation, having a place of business at Eptingerstrasse 51, CH-4132 Muttenz, Switzerland.

         "* Development and Marketing Agreement" has the meaning ascribed to such term in the recitals above.

         "Know-how" means all information and data, which is not generally known, including, but not limited to, formulae, procedures, protocols, techniques, preclinical and clinical developmental and technical data, and results of experimentation and testing, which (a)(i) relate to the GEOMATRIX Technology or the Product, or the manufacture or use of same, or (ii) are necessary or useful to develop, make, use, sell or seek regulatory approval in a country in the Territory to make, use or sell the Product, and (b) are developed or acquired by or are under the control of a party to this Agreement.

         "Manufacturing Cost" shall mean the cost to APOTHECON and its Affiliates of * by APOTHECON or such Affiliates in the manufacture of all products produced in the facility or facilities in which the Product is manufactured. If the Product is manufactured in whole or in part by an unaffiliated Third Party, the costs to be taken into account shall be the amount paid to such Third Party plus any of the aforementioned costs that are incurred in completing the manufacture and delivery of the Product.

         "Net Sales" shall mean the applicable quantity of Product times "Net Sales Price." It shall be determined at the point of sale from APOTHECON (or from such of its Affiliates to whom APOTHECON may sell such Product) to a Person not Affiliated with APOTHECON.

         "Net Sales Price" of Product shall mean the invoiced sales price of the Product billed to independent customers of APOTHECON who are not its Affiliates, less (to the extent incurred and absorbed by APOTHECON or its Affiliates): (a) credits, allowances, discounts and rebates to, and chargebacks from the account of, such independent customers for spoiled, damaged, out-dated, rejected or returned Product; (b) actual freight and insurance costs in transporting the Product in final form to such customers; (c) cash, quantity and trade discounts, rebates, and other price adjustments or price reduction programs; (d) sales, use, value-added and other direct taxes,


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or any other governmental charge imposed upon the production,  importation,  use or sale of the Product; (e) customs duties, surcharges and other governmental charges in connection with the exportation or importation of the Product in final form; and (f) invoiced amounts with respect to the Product which are first outstanding and unpaid for * or more during the applicable reporting period, less such invoiced amounts outstanding and unpaid for * or more which are received or recovered during such reporting period; provided that such amounts
under  (f)  shall  not  exceed  *  of   APOTHECON   during   the  term   hereof.
Notwithstanding the foregoing, if any Product is sold under * arrangements, then, prior to the First Commercial Sale of such Product and thereafter promptly following the end of each calendar year, APOTHECON and GJT shall * the "Net Sales Price' for sales of such Product under such * arrangements. Such formula shall be based on such factors as the parties * and shall appropriately and equitably allocate a sales price to Product sold under such * arrangements.

         "Patent Rights" shall mean (a) all patent applications heretofore or hereafter filed or having legal force in any country in the Territory owned by or licensed to GJT or its Affiliates or to which GJT or its Affiliates otherwise acquires rights, which claim the GEOMATRIX Technology or the Product, or the process of manufacture or use of the GEOMATRIX Technology or the Product, together with any and all patents that have issued or in the future issue therefrom, including utility, model and design patents and certificates of invention, including but not limited to those patent applications and patents listed on Exhibit 1.1(ii) hereto, and (b) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions, substitutions, confirmations or additions to any such patents and patent applications; all to the extent and only to the extent that GJT now has or hereafter will have the right to grant licenses, immunities or other rights thereunder.

         " Person" shall mean an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

         "Product" shall mean a pharmaceutical composition containing * (including all commonly used and known salts and acids thereof) which is an *, and which incorporates, is based on and is derived by use of the GEOMATRIX Technology.

         "Region I" shall mean all *, and their respective territories and possessions.

         "Region  II"  shall  mean  all   countries  *,  and  their   respective
territories and possessions.

         "Region III" shall mean *, and their respective territories and possessions.

         "Region  IV" shall  mean all other  countries  of the world  other than
those  located  in  Regions  I-III,   and  their   respective   territories  and
possessions.

         "Registration" shall mean any form and type of registration, application, permit, license, authorization, approval, presentation or notification being requested by any competent authorities, government or body in a given country for the manufacturing, production, marketing, advertising, distribution, sale, trade, import, export or use of the Products of such authority, government or body, and shall include all acts, steps, applications, presentations, statements or other things which are necessary or useful to obtain the foregoing.

         "Research and Development Costs" shall mean (a) the following costs reasonably incurred by GJT relating to its development and Registration responsibilities hereunder for the Product: raw materials, energy, direct labor


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(salary  and  benefits)  and  reasonable  allocable  direct  (but not  indirect)
overhead charges relating to the development and Registration of the Product, plus (b) reasonable out-of-pocket or other expenses paid or accrued by GJT to any Subcontractee performing any portion of such development and Registration, provided that expenses paid to an Affiliate Subcontractee under this clause (b) shall not exceed the amounts required to be paid under the GEOMATRIX Research and Development Agreement. All such costs shall be determined and allocated in accordance with generally accepted accounting principles, consistently applied.

         "Royalty Term" shall mean, with respect to each Product in a given country in the Territory in which the Product is sold by or through APOTHECON, the term for which a Valid Patent Claim remains in effect, and which would be infringed by the manufacture, use or sale of the Product in such country but for the license rights granted to APOTHECON under this Agreement.

"Scale-Up" shall mean, with respect to the Product and a designated Manufacturing facility, the process of developing a reliable and practical method of manufacturing the Product in such designated manufacturing facility to effectuate the orderly transition from laboratory production of the Product to routine full-scale production of the Product in such designated facility in quantities necessary for commercial sale. Without limitation, Scale-Up includes
(a) installation, evaluation and validation of the necessary equipment, (b) establishment, evaluation, validation and finalization of the necessary production and process controls, (c) demonstration of the ability to produce a batch size of at least * of the proposed commercial production batch for the Product at such facility, (d) demonstration of compliance with all other applicable laws, regulations and good manufacturing practices, (e) production of GMP bio-batches for pivotal clinical trials, and (f) transposition to routine full scale production.

         "Specifications"  of the  Product  shall have the  meaning set forth in
Section 4.2 of the * Development and Marketing Agreement.

         "Subcontractee" shall have the meaning ascribed to such term in Article 14 of the * Development and Marketing Agreement.

         "Territory" shall mean *.

         "Third Party" means any Person other than GJT or APOTHECON, and includes their respective Affiliates and sublicensees except as otherwise specifically indicated.

         "Valid Patent Claim" shall mean a claim of an issued and unexpired patent included within the Patent Rights (or a claim under a patent application within the Patent Rights that is being diligently prosecuted by GJT or its Affiliates), which has not been held permanently revoked, or declared unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, .unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise (other than as required by applicable law to initiate the reissue of a patent).

         "Validated Manufacturing Scale-Up" shall mean, with respect to the Product and a designated Manufacturing facility, a reliable and practical method of manufacturing the Product in such designated manufacturing facility for routine full-scale production of the Product in such designated facility in quantities necessary for commercial sale. Without limitation, Validated Manufacturing Scale-Up includes (a) installation, evaluation and validation of the necessary equipment, (b) establishment, evaluation, validation and finalization of the necessary production and process controls, (c) successful demonstration and validation of the ability to produce GMP batch sizes equal to one hundred percent (100%) of the proposed commercial production batch for the Product at such facility, (d) demonstration of compliance with all other applicable laws, regulations and good manufacturing practices, and (e) transposition to routine full scale production.


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                                    ARTICLE 2
                               OWNERSHIP OF RIGHTS

       2.1    Ownership of Rights. GJT represents and warrants that:

              2.1.1 (a) it has the exclusive license under all rights of any nature regarding the Patent Rights which are the subject of the license granted under Article 3 below, and

                     (b) it has the right to use, and to grant the licenses hereunder to use, the Know-how which is the subject of the license granted under Article 3 below,

              in each case, whether protected or not by any valid registrations, approvals or by any law or contract, and

                  2.1.2 it has not assigned, conveyed or otherwise encumbered by any agreement, either oral or written, any right, title or interest in and to the Patent Rights or Know-how which would be inconsistent with the rights granted APOTHECON hereunder.

         2.2 No Taking Subject To. Except as may be expressly set forth in this Agreement, any sublicense or other rights granted APOTHECON hereunder are not subject to the terms and conditions of the GEOMATRIX License Agreement, the GEOMATRIX Manufacturing License Agreement, the GEOMATRIX Supply Agreement or the GEOMATRIX Research and Development Agreement, and APOTHECON shall not be bound by any obligations or undertakings of GJT under any of the aforesaid Agreements.

         2.3      Enforcement of GEOMATRIX Agreements.  [Intentionally omitted].


                                    ARTICLE 3
              GRANT OF LICENSE; BACK-UP SUPPLY; CONSENT AND WAIVER

         3.1 Grant of License. GJT hereby grants to APOTHECON and APOTHECON accepts, upon the terms hereinafter set forth:

              3.1.1 a * license, with the right to grant sublicenses, under the Patent Rights and Know-how, to research and develop Products for use in the Territory in accordance with the * Development and Marketing Agreement and this Agreement; and

              3.1.2 an exclusive license, with the right to grant sublicenses, under the Patent Rights and Know-how, to use, distribute, market and sell Products in the Territory; and

              3.1.3 subject to section 3.5 hereof, 8 license, with the right to grant sublicenses, under the Patent Rights and Know-how to make and have made the Product in the United States (or in its possessions or Puerto
       Rico) for use or sale in the Territory.

Such rights shall continue until terminated in accordance with the terms of this Agreement.

         3.2  Supply of Product. [Intentionally omitted.]

         3.3  Other Suppliers. [Intentionally omitted].

         3.4  Initiation of Back-up Supply. [Intentionally omitted.]


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         3.5 Sublicenses to Certain Third Parties.  Notwithstanding  anything to the contrary in this Agreement, APOTHECON shall not sublicense any right and license granted hereunder to any unaffiliated Third Party in order to make
Product  whose  research  and  development   programs  are  primarily  based  on
controlled release-formulation technology, without the prior written consent of GJT (not to be unreasonably withheld). APOTHECON shall deliver to GJT a copy of each sublicense under the Agreement within ten (10) business days after
execution   thereof   (except  that  financial  and  marketing   provisions  and
information may be redacted), which GJT shall maintain in confidence pursuant to
Article 10 below. Any sublicense shall be subject to the terms and conditions of the Agreement, and any sublicensee shall be bound by all obligations and undertakings of APOTHECON hereunder (as they relate to the sublicensed rights).

         3.6 Consent and Waiver Agreements. As a material inducement to APOTHECON's willingness to enter into this Agreement, GJT will cause, contemporaneously with the execution and delivery of this Agreement, each of the Consent and Waiver Agreements in the form attached as Exhibits 3.6 (i)-(iv) hereto to be executed and delivered to APOTHECON.

         3.7 Opinions of Counsel. Contemporaneously with the execution and delivery of this Agreement,GJT will deliver opinions of counsel to itself, Jagotec and Jago Pharma AG, and an opinion of counsel to Genta Incorporated, in form and substance satisfactory to APOTHECON.


                                    ARTICLE 4
                               PRODUCT DEVELOPMENT

         4.1 Information Exchange. Promptly following the Effective Date, each party agrees, subject to conflicting third party rights, to promptly furnish the other in writing all technical information and preclinical and clinical data developed or acquired relating to the Product in the control or possession of a party, including all information in the nature of improvements or modifications to the aforesaid and all toxicological, analytical, chemical data, and the like. All such information exchanged shall be treated as Confidential Information of the disclosing party in accordance with the * Development and Marketing Agreement.

         4.2      Product Specifications.  [Intentionally omitted].

         4.3      APOTHECON Product Development Duties. [Intentionally omitted.]

         4.4      GJT Product Development Duties.  [Intentionally omitted.]

         4.5      Development and Registration Reports. [Intentionally omitted].

         4.6      Development Cost Funding. [Intentionally omitted].


                                    ARTICLE 5
                        MANUFACTURE AND SUPPLY OF PRODUCT

         5.1      Manufacture.  [Intentionally omitted].

         5.2      Product Registrations.  [Intentionally omitted]

         5.3      Manufacturing   and   Registration   Reports.   [Intentionally
                  omitted]

         5.4      Product Purchase.  [Intentionally omitted].


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         5.5      Acceptance; Rejection of Initial Launch Quantity of Product in
                  Case of Non-Conformity. [Intentionally omitted.]

         5.6      Process Changes.  [Intentionally omitted].

         5.7      Warranties.  [Intentionally omitted.

         5.8      Inspection.  [Intentionally omitted].

         5.9      [Intentionally omitted]

         5.10     Payment Terms. [Intentionally omitted.]


                                    ARTICLE 6
                                    MARKETING

         6.1      Packaging and Labeling.  Intentionally omitted].

         6.2      Commercialization.

                  6.2.1 Subject to Sections 6.2.4 and 6.2.5 below, in the event that APOTHECON in the exercise of its sole discretion does not, either through itself or an Affiliate, within * of the Product *, register or file for regulatory approval to market the Product

                           i)       *,
                           ii)      *, and
                           iii)     *

         APOTHECON's * where APOTHECON failed to so register or file for such regulatory approval, unless APOTHECON demonstrates why such filings were not commercially feasible.

                  6.2.2 Subject to Sections 6.2.4 and 6.2.5, APOTHECON exclusive rights under section 3.1.2 shall, at GJT's option, be converted to * with respect to all countries located in a particular Region within Regions I, II, III or IV where, having made the filings or registrations required to be made under section 6.2.1 to maintain such exclusivity in any such Region, APOTHECON thereafter fails to diligently prosecute and pursue such regulatory approval for the marketing of the Product for the number of (or specifically designated) countries indicated in 6.2.1(i)-(iii) above (and with respect to Region I, in the United States), unless APOTHECON demonstrates why continuing such prosecution was not commercially feasible.

                  6.2.3 Upon obtaining all applicable Registrations to market the Product for the number of (or specifically designated) countries indicated in 6.2.1(i)-(iii) above for a given Region (and with respect to Region I, in the United States), APOTHECON shall use its commercially reasonable efforts to market, or to cause the marketing and sales of, the Product for the number of (or specifically designated) countries indicated in 6.2.1(i)-(iii) above for a given Region (and with respect to Region I, in the United States), for so long a period of time as APOTHECON considers it commercially feasible to do so for such country(ies) in such Region. APOTHECON may, but shall not be required, to consult with GJT regarding marketing and sales strategies developed and applied by APOTHECON. APOTHECON shall be responsible for all


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         costs of  marketing  and sales of Products  incurred by it.  Subject to
         Section 6.2.4, if APOTHECON ceases to use its commercially reasonable efforts to market, or cause the marketing and sales of, the Product for the number of (or specifically designated) countries indicated in 6.2.1
         (i)-(iii) above for a given Region (and with respect to Region I, in the United States), and if substantial steps are not taken by APOTHECON to reverse same (should such efforts, in fact, have ceased) within sixty (60) days following receipt by APOTHECON of written notice from GJT stating that it believes such efforts to have ceased, then, provided, that APOTHECON ceased such efforts and that it intends to pursue conversion of APOTHECON's exclusive rights under section 3.1.2 to * with respect to such Region, such rights shall, at GJT's option, be so converted.

                  6.2.4 Prior to any conversion of APOTHECON's rights from exclusive to *, as provided for in each of Sections 6.2.1-6.2.3, GJT shall give APOTHECON written notice of its intention Dto do so and a detailed statement of the reasons therefor. APOTHECON shall have sixty
         (60) days thereafter to reply in writing as to whether it will go along with or disagrees with the proposed conversion. If APOTHECON disagrees, it will provide a detailed statement of its reasons therefor. The parties will meet and confer within 30 days thereafter to determine if the difference can be resolved. If not so resolved, the matter will be referred for resolution pursuant to the arbitration procedures set forth herein.

                  6.2.5 An election by GJT to convert APOTHECON's exclusive rights to * under any of sections 6.2.1-6.2.3 shall be GJT's sole and exclusive remedy, and GJT shall be deemed to have released and waived any claims or other causes of action, for and with respect to any and all damages of any type or nature whatsoever arising out of or in connection with the acts or omissions of APOTHECON or its Affiliates entitling GJT to so convert.

         6.3      Covenant Not to License a Competitor. [Intentionally omitted]

         6.4      Adverse Drug Reactions.  [Intentionally omitted]

         6.5      Product Recall.  [Intentionally omitted].


                                    ARTICLE 7
                         MILESTONE AND ROYALTY PAYMENTS

         7.1      Additional Payments.  Subject to Article 11 hereof:

                  7.1.1 If the Product is the * with the Product), then APOTHECON shall pay to GJT an *.

                  7.1.2 Upon demonstration of * to GJT; provided, that * at the date of such demonstration.

         7.2 Royalties. Subject to Article 11 hereof and to sections 4.7.2 and 8.4 of the * Development and Marketing Agreement, Apothecon will pay GJT royalties of * during the Royalty Term, subject to the following:

                  7.2.1 * on Product samples distributed by APOTHECON, it being understood that such samples will be limited to use primarily in situations involving promotional photograph


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and account demonstrations necessary to secure sales contracts, and will not, in any event, exceed *.

                  7.2.2 If * in such country in the Territory, less the sum of

                           (i) packaging (in final form) and labeling  costs for
                  the dosage form of the Product (with such costs, for purposes of *, * plus

                           (ii) actual net distribution costs for the Product in
                  such country, with such * has been approved for marketing in such country). Actual net distribution costs are defined as
                  * distribution costs for the Product in such country *, plus

                          (iii) APOTHECON's  actual  Manufacturing Costs for the
                  Product sold in such country, other than the costs already taken into account under subsections 7.2.2(i) and (ii) above; provided, however, that for purposes of only, APOTHECON agrees that its actual Manufacturing Costs for the Product will * following First Commercial Sale in the United States, by an amount equal to the percentage change from the immediately preceding January 1 in the Consumer Price Index for All Urban Consumers, All Items (1986 = 100) (the "Index"), as published by the U.S. Department of Labor (or successor index or department).

                  7.2.3 All royalties shall cease for a given country in the Territory upon the first to occur of the following: (i) the expiration of the Royalty Term in such country; (ii) when the Product is no longer being marketed by or through APOTHECON in such country; or (iii) upon termination of this Agreement with respect to such country.

                  7.2.4 If the royalty rate specified in the Agreement should exceed the permissible rate established in any country in the Territory, the royalty rate for Net Sales in such country shall be adjusted to the highest legally permissible or government-approved rate.

         7.3      Payment: Records; Audits

                  7.3.1 Payment; Reports. All royalty payments due under this Agreement shall be paid in U.S. dollars within 60 days of the end of each calendar quarter, unless otherwise specifically provided herein. Each payment of royalties shall be accompanied by a report of Net Sales of Products in sufficient detail to permit confirmation of the accuracy of the royalty payment made.

                           7.3.1.1 Exchange Rate; Manner and Place of Payment. Royalty payments and reports due pursuant to this Agreement shall be calculated and reported for each calendar quarter. Exchange conversion of foreign payments into U.S. Dollars shall be made as necessary at the rate of exchange reported in The Wall Street Journal as of the end of the fourth banking day preceding the end of the applicable royalty period or, for payments other than royalty payments, the fourth banking day preceding the date of payment. All payments owed under this Agreement shall be made by wire transfer, unless otherwise specified by the receiving party.

                           7.3.1.2 Late Payments. In the event that any payment,
                  including royalty, milestone and research payments, due hereunder is not made when due, the payment shall accrue interest from


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                  * ;  provided  that in no event  shall  such rate  exceed  the maximum legal annual interest rate. The payment of such interest shall not limit any party from exercising any other rights it may have as a consequence of the lateness of any payment.

                  7.3.2 Records and Audit. During the term of this Agreement and for a period of two years thereafter, the parties shall each keep complete and accurate records pertaining to the development of Products and sale or other disposition of Products in sufficient detail to permit the other party to confirm the accuracy of all payments and cost reimbursements due hereunder. Each party shall have the right to have a representative (including an independent, certified public accountant if so designated by a party) to audit such books and records to confirm
         (i) in the case of APOTHECON, its books and records pertaining to Gross Sales, Net Sales and royalty and other payments due for the then current year and the two preceding years, and (ii) in the case of GJT, its books and records pertaining to any costs or other charges for which it seeks payment or reimbursement hereunder. Such audits may be exercised during normal business hours not more frequently than once a year upon notice to such other party. The party requesting the audit shall bear the full cost of such audit unless such audit discloses a variance of * due under this Agreement. In such case, the audited party shall bear the full cost of such audit. The terms of this Section shall survive any termination or expiration of this Agreement for a period of
         *.

                  7.3.3 Taxes. All turnover, income and other taxes levied on account of the royalties and other payments accruing to each party under this Agreement shall be paid by the party receiving such royalty or other payment for its own account, including taxes levied thereon as income to the receiving party.

         7.4 Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties, purchase price for Product, or other payments due hereunder, APOTHECON shall have the right, in its sole discretion, to make such payments by depositing the amount thereof in local currency to GJT's account in a bank or other depository institution in such country imposing such restrictions.

         7.5 Withholding Taxes. If provision is made in law or regulation for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to any party or other Person, the party making such payment shall be entitled to deduct such tax, levy or charge from the royalty or other payment to be made by the party making same and pay such tax, levy or charge to the proper taxing authority. A receipt of payment of the tax, levy or charge secured shall be promptly delivered to the party entitled to the royalty or other payment, together with copies of all pertinent communications from or with such governmental authorities with respect thereto. Each party agrees to assist the other party in claiming exemption from such deductions or withholdings under any double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.


                                    ARTICLE 8
                                  PATENT RIGHTS

                             [Intentionally omitted]


                                    ARTICLE 9
                                   TRADEMARKS

         9.1 GEOMATRIX Trademark. The GEOMATRIX trademark, as licensed to GJT by Jagotec as of the date hereof, shall remain the sole and exclusive property of GJT or Jagotec, as the case may be. APOTHECON shall not, directly or indirectly through its officers, directors, employees, agents, Affiliates, customers or other Persons, acquire any proprietary interest or other right to such GEOMATRIX trademark, other than as provided in the Agreement. Notwithstanding the foregoing, GJT grants to APOTHECON a non-exclusive, royalty-free


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license (including the right to grant sublicenses in the same manner as provided herein for the GEOMATRIX patent rights) to use such GEOMATRIX trademark in connection with, and for the development, use and sale of, the Products under the Agreement. GJT shall control, at its sole expense, the prosecution of any litigation or other action to abate the unauthorized use of such GEOMATRIX trademark, and the defense of any claim in any litigation or other action alleging that the use of such GEOMATRIX trademark infringes the rights of any Third Party. A list of such GEOMATRIX Trademarks for the Territory covered by this Agreement are set forth on Exhibit 9.1 hereto.

         9.2 Registration of Other Trademarks. APOTHECON shall have the right, in its sole discretion and expense, to register and maintain other trademarks of its choice to be used in connection with the Products. Such other trademarks shall be held in the name of APOTHECON.

         9.3 Use of GEOMATRIX Trademark. APOTHECON shall be entitled to use, as it considers appropriate in the exercise of its sole and absolute discretion and without being obligated in any way, expressly or impliedly to do so, the GEOMATRIX trademark on the label for the Product. APOTHECON agrees to use the GEOMATRIX trademark in an appropriate manner in print advertising for the Product and in the package insert for the Product, it being understood that the APOTHECON name and marks and the Bristol-Myers Squibb names and marks shall have preeminence. APOTHECON may also use such other trademarks as it deems appropriate in connection with the development, use, distribution, marketing and sale of the Products. Except as otherwise set forth in the Agreement or as otherwise agreed to in writing by GJT, APOTHECON shall not use such GEOMATRIX trademark and such other trademarks in any manner whatsoever which infringe the trademarks or other rights owned by GJT or its Affiliates.


                                   ARTICLE 10
                                 CONFIDENTIALITY

                             [Intentionally omitted]


                                   ARTICLE 11
                              TERM AND TERMINATION

         11.1 Term. This Agreement shall commence effective upon the Effective Date. The Agreement shall continue until terminated upon the earlier to occur of the following: (i) pursuant to Section 11.2 below, (ii) by mutual written agreement, or (iii) on a country-by-country basis in the Territory upon the expiration of the Royalty Term in such country.

         Upon  termination of this Agreement,  in whole or in part,  pursuant to section 11.1(ii), the parties will determine the disposition of rights hereunder as part of such mutual termination. Upon expiration of this Agreement as to any country in the Territory under Section 11.1(iii) above, APOTHECON shall have an irrevocable, perpetual, fully paid-up and royalty-free, non-exclusive right and license to use the Know-how in order to develop, make, have made, use and sell Products in such country.

         11.2 Termination. This Agreement may be terminated in accordance with any of the following (all of which may be exercised independently of the other):

                  11.2.1 Termination Without Cause. APOTHECON may elect at any time, for any reason and without cause, to terminate this Agreement, in whole or in part as to one or more countries, upon sixty (60) days written notice to GJT:

                           11.2.1.1  If *  elects  to so  terminate  under  this
                  section 11.2.1 prior to filing of the ANDA in the United States, then: (i) such termination shall be *


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

                  to *; (ii) all rights and licenses granted by GJT hereunder shall * with respect to such country(ies) so terminated, provided, further, that if * so elects to terminate under this section 11.2.1 in the United States, it shall be deemed a termination as to the *; (iii) * of any * that are scheduled or may be made in the future under sections 4.6 of the * Development and Marketing Agreement and 7.1 hereof (and the subsections thereunder), provided that such termination is exercised with respect to the United States; (iv) all Registrations pertaining to the marketing of the Product shall be * as to the affected country(ies) and the * under the * Development and Marketing Agreement shall be provided to and thereafter may be * to develop, manufacture and market the Product; (v) the * Development and Marketing Agreement shall * with respect to the development and marketing of the Product in such country(ies); and (vi) * and its Affiliates shall thereafter be entitled to exercise such rights as they may have under the GEOMATRIX Agreements to make, have made, use or sell the Product in the country(ies) so terminated without compensation or obligation to *; provided, that the foregoing rights under (iv) and (vi) shall not create or imply any right or license under any patent rights, copyright rights, trademarks or trade names, know-how, or other intellectual property rights owned or controlled by * or its Affiliates.

                  11.2.1.2 If * elects to so terminate this Agreement under this section 11.2.1 subsequent to the * in the United States, then:
                  (i) such termination shall be to *; (ii) all rights and licenses granted by * hereunder shall * with respect to such country(ies) so terminated; (iii) * shall be relieved of any payments that are scheduled or may be made in the future under section 7.1 hereof and section 4.6 of the * Development and Marketing Agreement (and the subsections thereunder), provided that such termination is exercised with respect to the United States; (iv) * and its Affiliates shall thereafter be entitled to make, have made, use or sell the Product in the country(ies) so terminated (and, provided, that the foregoing shall not create or imply any right or license under any patent rights, copyright rights, trademarks or trade names, know-how, or other intellectual property rights owned or controlled by * or its Affiliates); (v) the * Development and Marketing Agreement shall terminate with respect to the development and marketing of the Product in such country(ies);
                  (vi) all Registrations pertaining to the Product shall be * as to the affected country(ies) and the * under the * Development and Marketing Agreement shall be provided to and thereafter may be * to develop, manufacture and market the Product; and
                  (vii) * shall pay to * the same *, which shall be paid in the same manner and subject to the same terms and conditions as would otherwise have applied to *, as * would otherwise have paid (absent such termination) hereunder to * (or on the * of such *, as the case may be) of the Product in the country(ies) to which such termination applies (with such * to be paid by GJT and its Affiliates in each such country until expiration of the Royalty Term in each such country), until such time as the * paid to * equal the aggregate amount that had been paid by * to * prior to such termination under the aforesaid sections 4.6 and 7.1 (and the subsections thereunder), at which time the *.

                  11.2.2 Termination for Default. Except as otherwise provided in Article 13 below, upon or after the breach of any material provision of the Agreement by a party (unless such failure results from, or is caused by, adherence required by a party to applicable laws or governmental regulations), if the breaching party has not cured such breach within sixty (60) days after notice thereof by the other party, the nonbreaching party may terminate this Agreement; provided, however, if any default is not capable of being cured within such 60-day period and the breaching party has diligently undertaken to cure such default within such 60-day period and continues to take diligent steps to cure same as soon as commercially


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         feasible  thereafter under the  circumstances,  the nonbreaching  party shall have no right to terminate the Agreement.

         In cases where the breach involves an act or omission by a party specifically and directly relating to a country or countries, termination shall be limited to the country or countries affected by such breach, as opposed to termination of the entire Agreement, and the remedies listed in section 11.2.2.1-11.2.2.4 below shall be limited to such country or countries.

                  11.2.2.1 If GJT breaches this Agreement prior to the date that initial commercial launch occurs in the United States and in a manner that entitles * to terminate this Agreement pursuant to this section 11.2.2, then, if * elects to terminate this
                  Agreement: (i) all rights and licenses granted to * under this Agreement shall revert to GJT; (ii) no further payments shall be due from * with respect to any of the milestones not yet paid that are set forth in Section 4.6 of the * Development and Marketing Agreement and section 7.1 hereof (and the subsections thereunder); (iii) the * Development and Marketing Agreement shall terminate with respect to the development and marketing of the Product in such country(ies); (iv) all Registrations pertaining to the Product shall be * as to the affected country(ies) and the * under the * Development and Marketing Agreement shall be provided to and thereafter may be
                  * to develop, manufacture and market the Product (provided, that the foregoing shall not create or imply any right or license under any patent rights, copyright rights, trademarks or trade names, know-how, or other intellectual property rights owned or controlled by * or its Affiliates); (v) * shall pay to * the same *, which shall be paid in the same manner and subject to the same terms and conditions as would otherwise have applied to *, as * would otherwise have paid (absent such termination) hereunder to * (or on the * of such *, as the case may be) of the Product in the country(ies) to which such termination applies (with such * to be paid by * and its Affiliates until expiration of the Royalty Term in each such country), until such time as the * paid to * equal the aggregate amount that had been paid by * to GJT prior to such termination under said sections 4.6 and 7.1 (and the subsections thereunder), at which time the * from time to time thereafter; and (vi) such termination shall be without prejudice to any other rights or remedies available to * arising from such breach.

                           11.2.2.2 If GJT breaches this Agreement subsequent to
                  the date that initial commercial launch occurs in the United States and in a manner that entitles APOTHECON to terminate this Agreement pursuant to this section 11.2.2, then, if APOTHECON elects to terminate this Agreement, then the provisions of subsections 11.2.2.1 (i)-(vi) apply as though fully set forth herein.

                           11.2.2.3 If APOTHECON  breaches this Agreement  prior
                  to the date that initial commercial launch occurs in the United States and in manner that entitles GJT to terminate this Agreement pursuant to this section 11.2.2, then GJT may elect either:

                                    (A) to pursue all claims and causes of action available to it at law or in equity for such breach, or

                                    (B) to terminate  this  Agreement,  in which
                                    event:  (i) * shall be  deemed  to waive and
                                    release  all  claims  and  causes  of action
                                    available to it at law or in equity for such
                                    breach,   and  such  termination   shall  be
                                    without  penalty or liability to *; (ii) all
                                    rights  granted  by *  hereunder  (including
                                    without  limitation  under  Articles 3 and 9
                                    hereof)   shall  *  with   respect  to  such
                                    country(ies) so terminated; (iii) *


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                                    will be relieved of any * that are scheduled
                                    or may be made in the future  under  section
                                    4.6  of  the  *  Development  and  Marketing
                                    Agreement  and  section  7.1 hereof (and the
                                    subsections     thereunder);     (iv)    all
                                    Registrations pertaining to the marketing of
                                    the  Product  shall  be as to  the  affected
                                    country(ies)   and   the  *   under   the  *
                                    Development and Marketing Agreement shall be
                                    provided  to  and  thereafter  may be * * to
                                    develop, manufacture and market the Product;
                                    (v)   the  *   Development   and   Marketing
                                    Agreement  shall  terminate  with respect to
                                    the development and marketing of the Product
                                    in  such  country(ies);  and  (vi) * and its
                                    Affiliates shall thereafter be entitled to *
                                    as  they  may  have   under  the   GEOMATRIX
                                    Agreements to make,  have made,  use or sell
                                    the   Product   in   the   country(ies)   so
                                    terminated    without     compensation    or
                                    obligation   to  *;   provided,   that   the
                                    foregoing  rights  under (iv) and (vi) shall
                                    not  create or imply  any  right or  license
                                    under any patent rights,  copyright  rights,
                                    trademarks   or   trade   names,   or  other
                                    intellectual   property   rights   owned  or
                                    controlled by * or its Affiliates.

                           11.2.2.4 If APOTHECON breaches this Agreement subsequent to the date that initial commercial launch occurs in the United States and in manner that entitles GJT to terminate this Agreement pursuant to this section 11.2.2, then GJT may elect either:

                                    (A) to pursue all claims and causes of action available to it at law or in equity for such breach, or

                                    (B) to terminate  this  Agreement,  in which
                                    event:  (i) * shall be  deemed  to waive and
                                    release  all  claims  and  causes  of action
                                    available to it at law or in equity for such
                                    breach,   and  such  termination   shall  be
                                    without  penalty or liability to *; (ii) all
                                    rights and licenses granted by GJT hereunder
                                    shall * with respect to such country(ies) so
                                    terminated; (iii) * shall be relieved of any
                                    * that are  scheduled  or may be made in the
                                    future under  section 7.1 hereof and section
                                    4.6  of  the  *  Development  and  Marketing
                                    Agreement (and the subsections  thereunder),
                                    provided that such  termination is exercised
                                    with  respect to the United  States;  (iv) *
                                    and  its  Affiliates   shall  thereafter  be
                                    entitled to make, have made, use or sell the
                                    Product in the  country(ies)  so  terminated
                                    (and, provided, that the foregoing shall not
                                    create or imply any right or  license  under
                                    any   patent   rights,   copyright   rights,
                                    trademarks  or  trade  names,  know-how,  or
                                    other intellectual  property rights owned or
                                    controlled by * or its Affiliates);  (v) the
                                    * Development and Marketing  Agreement shall
                                    terminate  with  respect to the  development
                                    and   marketing   of  the  Product  in  such
                                    country(ies);    (vi)   all    Registrations
                                    pertaining  to the Product  shall be * as to
                                    the  affected  country(ies)  and the * under
                                    the * Development  and  Marketing  Agreement
                                    shall be provided to and thereafter may be *
                                    to  develop,   manufacture  and  market  the
                                    Product; and (vii) * shall pay to * the same
                                    *,  which  shall be paid in the same  manner
                                    and subject to the same terms and conditions
                                    as would  otherwise  have applied to *, as *
                                    would   otherwise  have  paid  (absent  such
                                    termination)  hereunder to * (or on the * of
                                    such *, as the case  may be) of the  Product
                                    in   the    country(ies)   to   which   such
                                    termination applies (with such * to be paid by * and its Affiliates in each such country until expiration of the Royalty Term in each such country), until such time as the * paid to


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*    Confidential treatment requested. The redacted material has been separately
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                                     - 15 -

                                    * equal the aggregate amount that had been paid by * to * prior to such termination under the aforesaid sections 4.6 and 7.1 (and the subsections thereunder), at which time the *.

                  11.2.3 Termination for Failure to Meet Milestones.

                           11.2.3.1 If all bioequivalence  testing,  all pivotal
                  clinical and bioequivalence studies shall not have been completed, and Validated Manufacturing Scale-Up capabilities (bio-batches) for the Product shall not have been completed and demonstrated to APOTHECON's reasonable satisfaction, * so as to enable manufacture and marketing of the Product in the United States and other major markets designated by APOTHECON, and APOTHECON is not otherwise entitled to terminate this Agreement pursuant to any other provision of this Article 11:

                                    a)   APOTHECON   will   have  the  right  to
                                    immediately terminate this Agreement at any time thereafter until *, or

                                    b) allow additional time for the completion and demonstration of same until *.

                  If APOTHECON elects to terminate this Agreement with respect to one or more countries pursuant to option (a) above, then the provisions of section 11.2.1.2(i)-(vii), inclusive, shall apply.

                  If APOTHECON elects not to terminate this Agreement in accordance with (a) above, then all payments due after under section 7.1 hereof shall be * shall not apply if (A) the failure to so demonstrate and complete the foregoing was due to * failure to use all reasonable efforts to Scale-up and to manufacture adequate quantities of conforming Product on a timely basis (and * shall have given reasonable advance notice of its requirements) and/or failure to comply in all material respects with the Specifications and written instructions provided * with respect to the use of the GEOMATRIX Technology in connection with the manufacture of the Product, and (B) * shall have fulfilled its obligations hereunder in all material respects with respect to the transfer and training in the use of the GEOMATRIX Technology.

                           11.2.3.2 If, notwithstanding APOTHECON's election under section 11.2.3.1(b) above, all bioequivalence testing, all pivotal clinical and bioequivalence studies shall not have been completed, and Validated Manufacturing Scale-Up capabilities (bio-batches) for the Product shall not have been completed and demonstrated to APOTHECON's reasonable satisfaction, by * so as to enable manufacture and marketing of the Product in the United States and other major markets designated by APOTHECON, and APOTHECON is not otherwise entitled to terminate this Agreement pursuant to any other provision of this Article 11, then APOTHECON shall be entitled to elect, at any time within thereafter, to terminate this Agreement, in which event the provisions of section 11.2.1.2(i)-(vii), inclusive, shall apply.

                  If APOTHECON elects not to terminate this Agreement in accordance with this section 11.2.3.2, then * shall not apply if (A) the failure to so demonstrate and complete the foregoing was due to * failure to use all reasonable efforts to Scale-up and to manufacture adequate quantities of conforming Product on a timely basis (and * shall have given reasonable advance notice of its requirements) and/or


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*    Confidential treatment requested. The redacted material has been separately
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                                     - 16 -
                  failure  to  comply  in  all   material   respects   with  the
                  Specifications  and  written  instructions   provided  *  with
                  respect to the use of the GEOMATRIX Technology in connection with the manufacture of the Product, and (B) * shall have fulfilled its obligations hereunder in all material respects with respect to the transfer and training in the use of the GEOMATRIX Technology.

                  11.2.4   Other Termination.

                           11.2.4.1 Termination for Misrepresentation. In the event that a representation or warranty of GJT hereunder is untrue in any material respect, APOTHECON shall be entitled to terminate this Agreement upon thirty (30) days' written notice to GJT. If APOTHECON elects to so terminate, the rights and actions indicated in sections 11.2.2.1 (i)-(vi), inclusive, shall apply as though set forth herein.

                           11.2.4.2 Termination for Failure to Repay Working Capital Agreement. If GJT fails to make a payment when due under its Restated Working Capital Agreement dated as of May 12, 1995 (as amended by a First Amendment thereto dated as of July 11, 1995, and as the same may be amended from time to time hereafter, and including any successor agreement thereto) between GJT and Genta, Incorporated, a Delaware corporation ("Genta"), GJT shall promptly inform APOTHECON of same, and APOTHECON may elect (by delivering a writing to GJT, Jagotec and Jago Pharma of APOTHECON's intent to exercise such option) at any time thereafter to terminate this Agreement and to require each of Jagotec and Jago Pharma to, and Jagotec and Jago Pharma agree that each of them will, promptly enter into a new, separate agreement with APOTHECON under which (i) Jago Pharma and Jagotec will, to the extent each has the right to do so, ensure that all licenses, sublicenses and other rights and privileges granted by GJT under this Agreement shall continue without change, (ii) Jago Pharma will assume all rights and obligations of GJT under articles 3, 4, 5, 6, 11.4.5, 12, 14, 15. 1, and 15.2 of the * Development and
                  Marketing Agreement and will promptly cure any defaults of GJT under said articles, any payments to be made thereafter by APOTHECON under said articles shall thereafter be paid to Jago Pharma, and APOTHECON shall continue to enjoy all rights and privileges granted under said articles, and (iii) Jagotec will assume all rights and obligations of GJT under article 8 of the * Development and Marketing Agreement and under articles 3.1, 6, 7 and 9 hereof, any payments to be made thereafter by APOTHECON under said articles shall thereafter be paid to Jagotec, and APOTHECON shall continue to enjoy all rights and privileges granted under said articles; provided, however, that such new agreement with Jagotec shall provide that all payments that would otherwise have been made thereafter by APOTHECON under article 7 hereof shall continue thereafter to be paid to GJT by APOTHECON, until APOTHECON is duly instructed otherwise in writing by GJT and Jagotec.

                  11.2.5 No Effect on Remedies. Where APOTHECON elects not to terminate the Agreement pursuant to section 11.2.2.1, 11.2.2.2, or 11.2.4, such decision shall be without prejudice to any other rights or remedies available to APOTHECON arising from such breach or untrue statement.

                  11.2.6   Injunctive Relief.  If:

                           i) GJT or its Affiliates breach section 3.1 hereof or section 6.3 of the * Development and Marketing Agreement, or

                           ii)      APOTHECON or its  Affiliates  breach section
                                    3.1 hereof,

         then the parties acknowledge and agree that such breach will cause irreparable injury to the nonbreaching party or its Affiliates, for which monetary damages, even if available, will be inadequate and difficult, if not impossible, to accurately ascertain. Accordingly, the parties agree that the nonbreaching party or its Affiliates may seek and obtain injunctive relief against the breach or threatened breach of the undertakings


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*    Confidential treatment requested. The redacted material has been separately
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                                     - 17 -
         set forth in this section 11.2.6(i) and (ii), in addition to any other rights or remedies which may be available to the nonbreaching party or to its Affiliates at law or in equity.

                  11.2.7 Effect on Continuing Business. In the event of a termination of this Agreement in which the rights to market the Product revert to GJT hereunder, GJT shall not be under any obligation, express or implied, to use the Registrations and data transferred to it or to continue to commercialize the Product, and APOTHECON shall not be under any obligation, express or implied, to continue to transfer any inventory of Product to GJT or to manufacture Product for GJT following such termination.

         11.3 Effect of Bankruptcy. If a party becomes insolvent or admits in writing its inability to pay its debts as they mature or applies for or consents to the appointment of a receiver or trustee for any of its properties; or a receiver or trustee is appointed for such party or a substantial portion of its properties and is not discharged within ninety (90) days; or any bankruptcy, reorganization, debt arrangement, dissolution, liquidation or other proceeding under any bankruptcy or insolvency law is instituted by or against such party and, if instituted against such party, it is consented to by such party or remains undismissed for ninety (90) days, then

                  11.3.1 Notwithstanding any such event, such party shall remain obligated to fulfill its obligations and covenants hereunder, and any failure to do so or other breach hereunder shall entitle the other party to terminate this Agreement in accordance with section 11.2 hereof; and

                  11.3.2 It is the parties' desire that, if any such receiver, trustee, judge, arbitrator or other adjudicator conducting or controlling such proceedings on behalf of a party should hold that any obligations, covenants or duties of such party hereunder should be suspended or declared unenforceable, in whole or in part, then the rights and benefits granted to the other party hereunder shall remain in full force and effect, and that any such obligations, covenants or duties shall be reformed by such receiver, trustee, judge, arbitrator or other adjudicator so as to be enforceable to the maximum extent permitted by applicable law and to permit any suspension to be lifted at the earliest practicable time.

         11.4     Other Effects.

                  11.4.1  Effect  of  Reversion.  Where  a  termination  of this
         Agreement, as provided for in this Article 11.2, results in a reversion of rights to GJT that had been granted to APOTHECON under Articles 3 and 9 hereof, APOTHECON shall not thereafter make any use of the Patent Rights and Trademarks, and, except to the extent the same shall have entered the public domain, the Know-how, with respect to the country(ies) affected by such termination.

                  11.4.2   Survival.  The provisions of

                           (i)      Articles   2.2  and  9  shall   survive  any
                                    expiration of this  Agreement  under section
                                    11.1 (iii), and

                           (ii)     Articles 7.3-7.5,  11.2.4.1, 11.2.5, 11.2.7,
                                    11.4-11.6, 16.2, 16.3 and 16.4 shall survive
                                    any   expiration  or   termination   of  the
                                    Agreement, in whole or in part,

         as well as such other terms, obligations and rights which, by their intent or meaning, are intended to so survive. The expiration or termination of the Agreement shall not relieve either party of payment of any amounts that may be owed to the other based upon events occurring or rights accruing prior to the date of termination, and shall be without prejudice, except as provided in sections 11.2.2.3, and 11.2.2.4, to any rights and obligations of either party accruing prior to, or that may be based on acts or omissions of the other party occurring prior to, the effective date of termination.

                  11.4.3 Undeveloped Products. The Products licensed hereunder shall not be treated as "Undeveloped Products" under sections 11.2.3 of the GEOMATRIX License Agreement and GEOMATRIX Manufacturing License Agreement.

                  11.4.4 No Waiver. The right of either party to terminate this Agreement, as hereinabove provided, or to pursue rights and remedies available to it at law or in equity, shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous defaults or breaches hereunder.

                  11.4.5 Use of Data Following Termination. Notwithstanding any provision of this Agreement that may state or imply to the contrary, in the event that this Agreement terminates for any reason, it is understood and agreed that all data generated pursuant to activities funded by APOTHECON pursuant to section 4.6 of the * Development and Marketing Agreement and transferred or made available to GJT or its Affiliates under this Agreement (including without limitation pursuant to 11.2.1.1(iv), 11.2.1.2(vi), 11.2.2.1(iv), 11.2.2.3(iv), or
         11.2.2.4(vi) of this Agreement) may not thereafter be used by, and may not thereafter be made available to or disclosed to any Third Party by, GJT or any of its Affiliates (including any Jagotec and Genta Incorporated, a Delaware corporation, and their respective Affiliates) in the development, or registration or filing for regulatory approval, of any product other than the Product (including without limitation not using and not making such data available for developing or filing of an NDA in the United States for a * product based on, incorporating, or derived from the use of, the GEOMATRIX Technology), without the prior written consent of APOTHECON (which consent may be given or withheld in its sole and absolute discretion).

         11.5     Survival of Rights and Sublicenses.

                  11.5.1 In the event of an event that the GEOMATRIX License Agreement and/or the GEOMATRIX Manufacturing License Agreement is or are terminated, for whatever reason and whether by action taken by Jagotec, GJT or both, this Agreement, and all licenses, sublicenses and other rights and privileges granted or extended to APOTHECON hereunder, shall continue and remain in full force and effect in accordance with their terms, without further action or election on the part of APOTHECON, and notwithstanding any provision (including without limitation section 11.4) to the contrary in the GEOMATRIX License Agreement and the GEOMATRIX Manufacturing Agreement.

                  11.5.2 If GJT breaches this Agreement in a manner that entitles APOTHECON to terminate same pursuant to section 11.2.2.1 or 11.2.2.2, or makes an untrue statement that entitles APOTHECON to terminate same pursuant to section 11. 2.4.1, or in the event that GJT commences proceedings to dissolve, liquidate or wind up its affairs, then, in addition to any other remedies available to it hereunder or at law or in equity, APOTHECON may (A) elect any remedies available to it under any applicable Waiver and Consent and/or (B) elect (by delivering a writing to GJT, Jagotec and Jago Pharma of APOTHECON's intent to exercise its rights under this section 11.5.2) to terminate this Agreement with GJT, and: (i) any licenses, sublicenses and other rights and privileges granted by GJT under this Agreement shall continue without further action or election on the part of APOTHECON, with APOTHECON continuing to have the same rights and obligations as are set forth in this Agreement, notwithstanding any provision to the contrary contained in section 11.4 of the GEOMATRIX License Agreement (as the same may be thereafter amended, supplemented or extended) or in section
         11.4 of the GEOMATRIX Manufacturing License Agreement (as the same may be thereafter amended, supplemented or extended), (ii) Jago Pharma and Jagotec will, to the extent each has the right to do so, ensure that all licenses, sublicenses and other rights and privileges granted by GJT under this Agreement shall continue without change, (iii) Jago Pharma will enter into an agreement with APOTHECON under which Jago Pharina will assume all rights and obligations of GJT under articles 3, 4, 5, 6, 11.4.5, 12, 14, 15.1, and 15.2 of the * Development and
         Marketing Agreement, will promptly cure any defaults of GJT under said articles, any payments to be made thereafter by APOT'HECON under said articles shall thereafter be paid to Jago Pharma, and APOTHECON shall continue to enjoy all rights and privileges granted under said articles, and (iv) Jagotec will enter into an agreement with APOTHECON under which Jagotec will assume all rights and obligations of GIT under article 8 of the * Development and Marketing Agreement and under articles 3.1, 6, 7 and 9 hereof, any payments to be made thereafter by APOTHECON under shall thereafter be paid to Jagotec, and APOTHECON shall continue to enjoy all rights and privileges granted under said articles. Upon request, Jagotec and Jago Pharma AG will deliver to APOTHECON satisfactory confirming written documentation of same.


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                                                     - 19 -


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                  11.5.3 In no event shall APOTHECON be required, as a condition to the continuance or continuing validity of any license, sublicense or other rights granted by GJT under this Agreement, to give written notice to Jagotec of any election to continue such rights, to assume all rights and obligations of GJT, and/or to promptly cure all defaults of GJT, as otherwise required under section 11.4 of each of the
         GEOMATRIX  License  Agreement  and  GEOMATRIX   Manufacturing   License
         Agreement.

         11.6 Transfer of Registrations and Rights. In the event this Agreement terminates, and GJT is entitled hereunder (and notifies APOTHECON in writing that it desires) to continue the development and marketing of the Product in the country(ies) affected by such termination, the parties agree to reasonably cooperate to ensure an orderly transition for a reasonable period (not to exceed *) following such termination, and the parties will effectuate an orderly transfer of any Registrations owned or controlled by APOTHECON with respect to the Product in such country(ies) to GJT; provided, however, that in no event shall the foregoing create or imply any right to use or license under any patent rights, copyright rights, trademarks or trade names (including those for the Product), know-how, or other intellectual property rights owned or controlled by APOTHECON or its Affiliates. Such transfer(s) in such country(ies) shall be *; provided that * shall bear all * into its name in such country(ies) and shall reimburse for any out-of-pocket costs incurred by it in connection with the foregoing. * shall be entitled to retain, subject to the * as provided for in section 7.2, the amount received by it on * during such transition period and shall use reasonable efforts to comply with the terms of this Agreement. For any other termination of this Agreement, such termination shall not result in any transfer of any Registrations owned or controlled by APOTHECON to GJT or Jagotec, and regardless of any provision (such as sections 11.5 of the GEOMATRIX License Agreement and of the GEOMATRIX Manufacturing License Agreement) to the contrary in any agreement between GJT and any one or more of its Affiliates.


                                   ARTICLE 12
                                    INDEMNITY

                             [Intentionally omitted]


                                   ARTICLE 13
                                  FORCE MAJEURE

         Neither party hereto shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement, and the time required for performance shall be extended by the period occasioned by such cause, when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party hereto, but not failure or delay caused by subcontractors of a party who breach their obligations hereunder. The party so affected shall give prompt notice to the other party of such cause, and shall use its best efforts to minimize the delay in performance and adverse effects occasioned by such cause.


                                   ARTICLE 14
                                 SUBCONTRACTEES

                             [Intentionally omitted]

                                   ARTICLE 15
            ASSIGNMENT; SEVERABILITY; REPRESENTATIONS AND WARRANTIES

         15.1 Assignment. Except to the extent specifically set forth in this Agreement, this Agreement may not be assigned or nor may the performance of any duties hereunder be delegated or transferred, nor may any right or obligation hereunder be assigned or transferred, by either party, without the prior written consent of the other party (which consent shall not be unreasonably withheld); provided, however, that either party may, without such consent, assign the right to receive payments to an Affiliate, and may assign the Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business assets to which this Agreement relates, or in the event of merger, consolidation, or similar reorganization (or change in control or similar transaction); and provided, further, that in the case of an assignment, the assigning party shall remain liable as a continuing guarantor under any such assignment of all obligations and duties assumed by such Affiliate, and the other party shall have entered into a separate counterpart agreement with any such Affiliate. Such counterpart agreement shall be in the same form as this Agreement, except for necessary changes to reflect the extent of the assignment, the substitution of the Affiliate's name and the effective date of the assignment.

         15.2 Severability. Each party hereby acknowledges that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of the Agreement be or become invalid, the parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the parties would have entered into the Agreement with such provisions. In case such provisions cannot be agreed upon, the invalidity of one or several provisions of the Agreement shall not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance to the Agreement that it is to be reasonably assumed that the parties would not have entered into the Agreement without the invalid provisions.

         15.3 General Representations and Warranties. Each party represents and warrants to the other the following:

                  15.3.1 Existence and Power. It (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (b) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under the Agreement.

                  15.3.2 Authorization and Enforcement of Obligations. It (a) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms.

                  15.3.3 No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by it in connection with the Agreement have been obtained.

                  15.3.4  No  Conflict.   The  execution  and  delivery  of  the
         Agreement on its behalf and the performance of its obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

                  15.3.5  DISCLAIMER  OF  WARRANTIES.  NOTHING IN THE  AGREEMENT
         SHALL BE CONSTRUED AS A REPRESENTATION MADE, OR WARRANTY GIVEN, BY GJT THAT ANY RESEARCH AND DEVELOPMENT PERFORMED BY IT UNDER THIS AGREEMENT WILL BE SUCCESSFUL, IN WHOLE OR IN PART, OR THAT ANY PRODUCTS WHICH MAY BE DEVELOPED WILL BE SUCCESSFUL IN THE COMMERCIAL MARKETPLACE. APOTHECON ACKNOWLEDGES THAT, EXCEPT AS OTHERWISE SET FORTH HEREIN OR AS MAY BE SET FORTH IN A WRITING SIGNED BY GJT, GJT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PRODUCTS WHICH MAY BE DEVELOPED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         15.4 GJT Representations and Warranties. GJT represents and warrants to APOTHECON as of the Effective Date the following:

                  15.4.1 The Patent Rights listed on Exhibit 1.1(ii) and the Trademarks listed on Exhibit 9.1 list all Patent Rights and GEOMATRIX Trademarks owned or controlled by GJT in the Territory or to which GJT has the right to grant the license rights, sublicense rights and other rights granted hereunder, and which may be useful to the manufacture, development, use or sale of Product, and such Exhibits specify the jurisdiction(s) by or in which such right has been issued or registered or in which an application for such issuance or registration has been filed, including respective registration or application numbers. To the best knowledge of the current officers and directors of GJT, the issued Patent Rights are valid and in full force and effect.

                  15.4.2  Except as  disclosed on Exhibit  1.1(ii),  to the best knowledge of GJT's current officers and directors, (i) the use of such Know-how and any Patent Rights in the manufacture, use and sale of the Product does not infringe upon any patent rights, copyrights or other proprietary rights of any Affiliate of GJT or any non-Affiliated,Third Party in the Territory; (ii) GJT has no knowledge of any infringement by any Third Party of any of the Patent Rights in the Territory; and
         (iii) GJT and each its Affiliates are not subject to any outstanding order, judgment or decree of any court or administrative agency, and each has not entered into any stipulation or agreement, restricting its use of the Patent Rights in connection with the manufacture, development, use or sale of Products in the Territory.

                  15.4.3 There is no action, suit or proceeding pending or, to the knowledge of its current officers and directors, that has been threatened in writing by any Third Party against GJT or its Affiliates which, if adversely determined, would have a material adverse effect upon the ability of APOTHECON to use the Patent Rights or Know-how in the manufacture, use and/or sale of any Product in the Territory.

                  15.4.4 The Know-how and Patent Rights licensed and/or sublicensed by GJT to APOTHECON pursuant to this Agreement were not been obtained by GJT or its Affiliates in violation of any contractual or fiduciary obligation to which GJT or any of its Affiliates, any predecessor-in-interest or any of its or their employees or contractors is or was a party or by misappropriation of the trade secrets of any Third Party, and the manufacture, use or sale by or through GJT, APOTHECON and their respective Affiliates of any Product using such Know-how and Patent Rights does not and will not violate any such contractual or fiduciary obligation owed to any such Third Party or render APOTHECON liable for the payment of any royalty attributable to or arising out of any such contractual or fiduciary obligation or any such misappropriation.

                  15.4.5  During  the  term  of  this  Agreement,   GJT  or  its
         Affiliates will not disclose to APOTHECON and its Affiliates any proprietary information, such as trade secrets, which is confidential to any non-Affiliated Third Party or institution and which GJT is not entitled to disclose in accordance with the terms of this Agreement.

                  15.4.6 Except as otherwise provided in this Agreement, the rights under the Know-how or any Patent Rights that have been or will be licensed to APOTHECON under this Agreement are not and will not be licensed to any other party to make, have made, use or sell Products in the Territory.

                  15.4.7 There are no licenses under any patent rights, and, to the best knowledge of the current officers and directors of GJT, under any other intellectual property or other proprietary rights owned or controlled by any GJT Affiliate or Third Party which are used by GJT in connection with the manufacture, development, use or sale of Product in the Territory, other than those listed on Exhibits 1.1(ii) and 9.1.


                                   ARTICLE 16
                                  MISCELLANEOUS

         16.1 Notices. Any consent, notice or report required or permitted to be given or made under the Agreement by one party to the other party shall be in English and in writing, delivered personally or by registered mail, return receipt requested, addressed to the other party at its address indicated below or to such other address as the addressee shall have last furnished in writing to the addressor and except as otherwise provided in the Agreement shall be effective upon receipt by the addressee.

                  If to GJT:          Genta Jago Technologies BV
                                      Swiss Branch
                                      Grundstrasse 12
                                      6343 Rotkreuz, Switzerland
                                      Attention:  Executive Management Committee

                  with copies to:     Genta Incorporated
                                      3550 General Atomics Court
                                      San Diego, CA 92121, U.S.A.
                                      Attention: Thomas H. Adams, Ph.D.

                  and:                Pillsbury Madison & Sutro
                                      235 Montgomery Street, 15th Floor
                                      San Francisco, CA 94104, U.S.A.
                                      Attention: Thomas E. Sparks, Jr., Esq.

                  and:                Jagotec AG
                                      c/o Jago Pharma AG
                                      Eptingerstrasse 51
                                      CH-4132 Muttenz, Switzerland
                                      Attention: Dr. Jacques Gonella

                  and:                Rinderknecht Glaus & Stadelhofer
                                      Beethovenstrasse 7
                                      Postfach 4451
                                      CH-8002 Zurich, Switzerland
                                      Attention: Dr. Thomas M. Rinderknecht

                  If to
                  APOTHECON:          Apothecon, Inc.
                                      777 Scudders Mill Road
                                      Plainsboro, New Jersey 08536 USA
                                      Attention: President
                  with a copy to:     Apothecon, Inc.
                                      777 Scudders Mill Road
                                      Plainsboro, New Jersey 08536 USA
                                      Attention: Corporate Legal Counsel

         16.2 Applicable Law. The Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to the conflicts of law principles thereof, and shall not be governed by the United Nations Convention on Contracts for the International Sale of Goods.

         16.3 Arbitration. Any dispute, claim or controversy between the parties relating to, arising out of or in any way connected with the Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of the Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. Any arbitration hereunder shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Any such arbitration shall be conducted in the English language by a panel of three
(3) arbitrators appointed in accordance with such rules, and shall be held in Paris, France. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the cost of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award so rendered and an order of enforcement, as the case may be. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which also shall apply to any arbitration under this Section 16.3, shall be determined by binding arbitration pursuant to this Section 16.3.

         16.4 Excise Taxes. If the recipient of any payment hereunder, received in consideration for providing any goods or services or granting any rights hereunder, shall have the obligation under any applicable law, regulations or governance to add, include or pay to the applicable governmental authority, any value added taxes, turn-over taxes, excise taxes, sales taxes or similar taxes or levies (collectively, "Excise Taxes') on the amount of such payment received hereunder, then the recipient shall be entitled to receive the amount of any Excise Taxes on the amount of such payment hereunder as evidenced by an invoice from the recipient to the payor of such payment hereunder. The payor of such payment hereunder shall pay the amount of any such Excise Taxes thereon prior to the date on which the recipient is required to pay or account for such Excise Taxes to the applicable governmental authority. The recipient of any such payment hereunder shall use reasonable efforts to minimize any Excise Taxes on any such payments hereunder, and promptly shall take all such actions and execute all such instruments as the payor of such payment hereunder reasonably requests to enable the payor to apply for and, if possible, to receive prompt refund or credit of the amount of such Excise Taxes on such payments hereunder.

         16.5 Headings. The titles and headings used in the Agreement are intended for convenience only and shall not in any way affect the meaning or construction of any provision of the Agreement. A reference to an Article (or section) shall be deemed to include reference to all sections and subsections thereunder.

         No terms and conditions contained in any purchase order, acknowledgment, invoice, bill of lading, acceptance or other preprinted form issued by either party shall be effective to the extent they are inconsistent with or modify the terms and conditions contained herein. Each purchase order shall contain the requested delivery date(s), quantity purchased, routing instructions and destination.

         16.6 Independent Contractors. It is expressly agreed that the parties shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other party, without the prior consent of the other party to do so.

         16.7 Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

         16.8 Amendments. The provisions of the Agreement may not be waived, altered, amended or repealed in whole or in part except by the written consent of both of the parties to the Agreement.

         16.9 Entire Agreement. The terms, covenants, conditions and provisions contained in the Agreement, including the exhibits hereto and any other agreement (including the * Development and Marketing Agreement) to the extent herein referenced, together with all of the documents referred to herein as having been provided by one party to another (pertaining in part to the Territory in which APOTHECON may exercise its manufacturing rights hereunder), constitute the total and complete agreement of the parties and supersede all prior understandings and agreements hereto made, and there are no other representations, understandings or agreements relating to the subject matter hereof.

         16.10 Counterparts. The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16.11 Publicity. Neither party to this Agreement shall employ or use the name of the other party or any Affiliate of such party in any publication or promotional materials or in any form for public distribution, except as required by law, without prior written consent of said other party in each instance (which consent shall not be unreasonably withheld).

         IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as of the date first set forth above.

                                     APOTHECON, INC.


                                     By: /s/Lee Burg
                                        ----------------------------------
                                     Title: Vice President/General Manager


                                     GENTA JAGO TECHNOLOGIES BV


                                     By: /s/ Thomas H. Adams
                                        ----------------------------------
                                        Thomas H. Adams, Ph.D.
                                        Managing Director


                                     By:  /s/ Jacques Gonella
                                        ----------------------------------
                                        Dr. Jacques Gonella
                                        Managing Director

JAGOTEC AG hereby agrees to be bound by the provisions of sections 2.2, 6.3, 8.3, 8.4, 8.5, 11.2.4.2, 11.4.3, 11.4.5, and 11.5 and article 16 of the *
Development and Marketing Agreement and sections 11.2.4.2 and 11.5 of the above Agreement, that all notices to be given to it shall be given to such address as is set forth in section 16.1 hereof unless and until it otherwise instructs APOTHECON in writing.

JAGOTEC AG


By: /s/ Jacques Gonella
   ---------------------
     Dr. Jacques Gonella
     President


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

JAGO PHARMA AG hereby agrees to be bound by the provisions of sections 2.2, 6.3, 11.2.4.2, 11.4.3, 11.4.5, and 11.5 and article 16 of the * Development and Marketing Agreement and sections 11.2.4.2 and 11.5 of the above Agreement, agrees that all notices to be given to it shall be given to such address as is set forth in section 16.1 hereof unless and until it otherwise instructs APOTHECON in writing:

JAGO PHARMA AG

By: /s/ Jacques Gonella
   ---------------------
     Dr. Jacques Gonella
     President

                                    EXHIBITS



Exhibit 1. l(ii)    -      List of Patent Rights

Exhibit 3.6(i)-(iv) -      Waiver and Consent Agreements

Exhibit 9.1         -      List of GEOMATRIX Trademarks

                                 EXHIBIT 1.1(ii)

                                  PATENT RIGHTS

--------------------------------------------------------------------------------


PACO. 1

Subject:       System for the controlled-rate release of active substances

Inventors:     Colombo, La Manna, Conte

Assignee:      JAGOTEC AG

Priority:      Italy, No. 23321 A/85, Dec 20th 1985
               Approved: January 7th 1988, No. 1188212
               Valid Until: December 19th 2005

Countries:     USA
               Approved: June 13th 1989, No. 4.839.177
               Valid Until: June 12th 2006


               Europe
               Approved: November 22nd 1990, No. 0226884
               Valid Until: December lst 2006


               Australia
               Approved: July 10th 1990, No. 594992
               Valid Until: December 18th 2006


               Canada
               Approved: April 7th 1992, No. 1.298.479
               Valid Until: April 6th 2009


               New Zealand
               Approved: December llth 1990 No. 218.596
               Valid Until: December 10th 2002


               Japan
               Pending
               *


PACO. 6


Subject:       Tablets with controlled-rate release of active substances

Inventors:     Conte, La Manna, Colombo

Assignee:      JAGOTEC  AG

Priority:      Italy, No. 2269489, December 14th 1989
               Approved, No. 1237904, June 18th 1993


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

Countries:     USA
               Approved: June 6th 1995, No. 5,422,123
               Valid Until: June 5th 2012


               Europe
               Pending
               *

               Canada
               Pending
               *

               Japan
               Pending
               *

PACO. 7


Subject: Process for preparing pharmaceutical compositions having an increased active substance dissolution rate, and the compositions obtained

Inventors:     Conte, La Manna, Giunchedi

Assignee:      JAGOTEC AG

Priority:      Italy, No. 21091, July 27th 1990
               Approved: November 16th 1994, No. 1.246.188
               Valid Until: July 26th 2010


Countries:     USA
               lst Application No. 07/733457, Filed July 22nd 1991
               Pending:  Continuation No. 08/524.739, Filed October 11th 1994
               Continuation No. 08/321,123, Filed October 11th 1994
               Approved: December 19th 1995, No. 5.476.654
               Valid Until: October 10th 2014

               Europe
               Pending
               *

               Canada
               Pending
               *

               Japan
               Pending
               *

------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

PACO. 8

Subject: Pharmaceutical tablets releasing the active substance after a definite period of time

Inventors:     Conte, La Manna, Maggi

Assignee:      JAGOTEC AG

Priority:      Italy, MI 92 A 001174, Filed May 15th 1992

Countries:     USA
               Approved: November 7th 1995, No. 5,464,633
               Valid Until: May 23rd 2014

               Canada
               Pending
               *

PACO. 9


Subject: Pharmaceutical tablet capable of liberating one or more drugs at different release rates

Inventors:     Conte, La Manna, Maggi

Assignee:      JAGOTEC AG

Priority:      Italy, MI 92 A 002192, Filed September 24th 1992

Countries:     PCT Application, No. PCT/EP93/02556,
               Filed September 21st 1993
               Designated Territories:    Australia
                                          Canada
                                          Japan
                                          USA
                                          New Zealand
                                          European Patent Territory


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

                                 EXHIBIT 3.6(I)

                           GENTA JAGO DELAWARE, L.L.C.
                             SAN DIEGO, CA 92121 USA


                                                               February 28, 1996


Apothecon, Inc.
777 Scudders Mill Road
Plainsboro, New Jersey
USA
     ATTN: President

Genta Jago Technologies B.V., Swiss Branch
Grundstrasse 12
6343 Rotkreuz
SWITZERLAND
     ATTN: Executive Management Committee

Jago Pharma AG
Eptingerstrasse 51
CH-4132 Muttenz
SWITZERLAND
     ATTN: President

Genta Incorporated
3550 General Atomics Court
San Diego, CA 92121
USA
     ATTN: President

         Re:   WAIVER AND CONSENT

Gentlemen:
       Reference is hereby made to:

       i) An Agreement dated the date hereof by and between Apothecon, Inc. a Delaware corporation, and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the development of * , using certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be supplemented, changed or extended from time to time hereafter, is referred to as the "* Development Agreement"). Each of you acknowledges receipt of a copy of said agreement; and

       ii) An Agreement dated the date hereof by and between Apothecon and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the grant of certain license rights to Apothecon to make, have made, use and sell * under certain Patent Rights and Know- How licensed to GJT pertaining to certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be supplemented, changed or extended from time to time hereafter, is referred to as


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

              the "* License Agreement"). Each of you acknowledges receipt of a copy of said agreement. The * License Agreement and the * Development Agreement are referred to herein as the "* Agreements."; and

       iii) The Restated GEOMATRIX Research and Development Agreement dated as of May 12, 1995 by and among GJT, Jago Pharma AG, as Swiss corporation, Genta Incorporated ("Genta"), a Delaware corporation, and Genta Jago Delaware, L.L.C. ("Genta Jago LLC), a Delaware limited liability company (the "GEOMATRIX Research and Development Agreement".

         All capitalized terms not expressly defined in this Waiver and Consent agreement ("the "Genta Jago LLC Waiver and Consent Agreement") have the meaning ascribed to such term in the * License Agreement.

         Jagotec AG and Genta are each 50% owners of the equity and income interests of GJT. Jagotec and Jago Pharma AG are Affiliates of one another, of GJT, and of Jago Holding AG, a Swiss corporation. Genta and GPM Generic Pharmaceuticals Manufacturing, Inc. (the latter entity being an Affiliate
Jagotec AG) are each a 50% owner of the equity and income interests of Genta Jago LLC. Genta Jago LLC acknowledges, and each of the parties signing below hereby acknowledges, that it expects to derive, directly or indirectly, substantial economic benefit as a result of the execution, delivery and performance of the * License Agreement, the * Development Agreement, and of the GEOMATRIX Agreements. Therefore, in order to induce Apothecon to execute, deliver and perform the * Agreements, to make the payments required of Apothecon thereunder, and to accept GJT's promises to discharge its obligations thereunder and otherwise, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party signing below, Genta Jago Delaware L.L.C. hereby represents, warrants, agrees, and covenants to and with Apothecon, and each other party signing below hereby represents, warrants, agrees and concurs, as follows:

      1. Notwithstanding any provision in the GEOMATRIX Research and Development Agreement to the contrary:

       a. All applications filed by Genta Jago LLC pursuant to its obligations under the GEOMATRIX Research and Development Agreement as are necessary or useful for the Registration of the Product shall be filed in the name of, and be owned by, Apothecon, and not GJT.

       b. All data and results pertaining to the Product generated by Genta Jago LLC under the Research and Development Agreement shall be owned solely by Apothecon. Concurrently with the execution and delivery of this Genta Jago LLC Waiver and Consent Agreement, Genta Jago LLC will turn over to Apothecon all data and results heretofore developed by or for it pertaining to the Product. Genta Jago LLC will thereafter report in writing such data and results developed by or for it not less frequently than quarterly to Apothecon and GJT (and monthly if requested by either party), and will immediately transmit all such data to Apothecon by magnetic media or such other method as Apothecon shall request.

       c. In the event that the GEOMATRIX Research and Development Agreement should terminate, for whatever reason and however effected, and/or in the event that GJT commences proceedings to dissolve, liquidate or wind up its affairs, then, in addition to any remedies available to APOTHECON under the * Development and Marketing Agreement at law or in equity, Genta Jago LLC shall, at Apothecon's request, enter into an agreement with Apothecon for the development and registration of the Product on terms and conditions that, to the maximum practicable extent, require Genta Jago LLC to perform the same obligations and observe the same terms and conditions as apply to it under the GEOMATRIX Research and Development Agreement (without regard to Genta and Jago Pharma's duties or responsibilities thereunder), and with Apothecon having the rights that GJT otherwise had under such GEOMATRIX Research and Development
       Agreement and with APOTHECON assuming GJT's obligations under such GEOMATRIX Research and Development Agreement to the extent such obligations do not conflict with or are in addition to the obligations that Apothecon has under the * Development and Marketing Agreement. In such event Apothecon shall be entitled to grant to Genta Jago LLC a under the Patent Rights and Knowhow solely to conduct the Research and Development (as such term is defined in the GEOMATRIX


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

       Research and Development Agreement) that Genta Jago LLC is obligated to conduct under the GEOMATRIX Research and Development Agreement, and any payments for services performed thereafter by Genta Jago LLC with respect to the development of the Product shall be made directly by APOTHECON to Genta Jago LLC.


       2. Genta Jago LLC shall submit to Apothecon, concurrently with its submission to GJT, a copy of (i) all reports, statements, invoices, Product Workplans, and budgets submitted by Genta Jago LLC to GJT or to the Steering Committee relating to the Product, (ii) a copy of all reports relating to the Product submitted to GJT under section 5.4 of the GEOMATRIX Research and Development Agreement, and (iii) a copy of all submissions to, and all responses and approvals obtained from, a regulatory authority relating to the Product. Genta Jago LLC shall promptly inform Apothecon of any default by GJT under the GEOMATRIX Research and Development Agreement. Following any such default,
Apothecon shall have the right, but shall not be under any obligation of any nature whatsoever, expressly or impliedly, to (i) cure any such default, and/or
(ii) pay Genta Jago LLC directly thereafter for all services performed by it under the GEOMATRIX Research and Development Agreement that pertain to the Product and deduct and offset same from any monies payable thereafter by Apothecon to GJT.

       3. Apothecon shall have the right to exercise the same audit rights as GJT may exercise under section 4.6 of the GEOMATRIX Research and Development Agreement, to the extent relating to the Product only.

       4. Genta Jago LLC shall defend, indemnify and hold Apothecon, Inc. harmless from and against any and all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) that Apothecon suffers as a result of any claim, demand, action or other proceeding by any Third Party arising from or relating to the * *, its directors, officers, employees, consultants or agents in performing its obligations under the GEOMATRIX Research and Development Agreement, except to the extent such losses, liabilities, damages and expenses arise from the * or their respective directors, officers, general partners, employees, consultants, or agents (other than *). Apothecon, as an Indemnitee, agrees to adhere to and be bound by the terms of section 9.5 of the GEOMATRIX Research and Development Agreement, as though such terms were fully set forth herein (and with "Article 9" replaced by "Article 4 hereof").

         5. To the extent any provisions of the * Agreements or of any of the GEOMATRIX Agreements conflict in any way with the terms of this Genta Jago LLC Waiver and Consent Agreement, the terms of this Agreement shall control.

       6. This Genta Jago LLC Waiver and Consent Agreement shall be effective immediately and shall continue in full force and effect until such time as Apothecon may elect to terminate it by a writing delivered to GJT and to Genta Jago LLC by a duly authorized officer of Apothecon, or until the termination of the * Marketing and Development Agreement, whichever occurs first.

       7. Any consent, notice or report required or permitted to be given or made hereunder by one party to the other party shall be in English and in writing, delivered personally or by registered mail, return receipt requested, addressed to the other party at its address indicated below or to such other address as the addressee shall have last furnished in writing to the addressor (with a copy addressed as well to the attention of its "Legal Counsel") and shall be effective upon receipt by the addressee.

      8. Each party represents and warrants to the other parties hereto the following:

       a) Existence and Power. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under this Agreement.


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

       b) Authorization and Enforcement of Obligations. It (i) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms.

       c) No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by it in connection with the execution and performance of this Agreement have been obtained.

       d) No Conflict. The execution and delivery of this Agreement on its behalf and the performance of its obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations applicable to it, and (b) do not conflict or are inconsistent with, or constitute a default under, any contractual or fiduciary obligation or covenant of it.

       9. This Genta Jago LLC Waiver and Consent Agreement shall inure to the benefit of, and be binding upon each party hereto, and its respective successors, permitted assigns and legal representatives. Any party may also assign its rights and obligations under this Agreement without the consent of the other parties in connection with a merger, consolidation, or the sale of all or substantially all of its assets to an Affiliate agreeing to be bound by same, or may otherwise assign its rights or obligations under this Agreement only with the prior written consent of the other parties hereto. This Agreement shall survive any merger, consolidation or similar reorganization of either party with or into another party and no consent for a merger, consolidation or similar reorganization shall be required hereunder. Any assignment not in accordance with this Agreement shall be void.

       10. This Genta Jago LLC Waiver and Consent Agreement, together with all other documents referred to herein, constitute the total and complete agreement of the parties and supersede all prior understandings and agreements hereto made, and there are no other representations, understandings or agreements relating to the subject matter hereof that are not set forth herein on which a party has relied. All terms and conditions of the GEOMATRIX Research and Development Agreement, to the extent not changed or supplemented by this Genta Jago LLC Waiver and Consent Agreement, remain in full force and effect.

       11. This Genta Jago LLC Waiver and Consent Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to the conflicts of law principles thereof.

       12. No provision of this Genta Jago LLC Waiver and Consent Agreement, or the benefit thereof may be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto, and no such waiver or changed shall extend beyond the circumstances for which it is granted. Except as specifically provided for herein, the waiver from time to time by a party of any of its rights or its failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies hereunder.

       13. If any term, covenant or condition of this Genta Jago LLC Waiver and Consent Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (1) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (2) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

       14. Any dispute, claim or controversy between the parties relating to, arising out of or in any way connected with this Genta Jago LLC Waiver and Consent Agreement or any term or condition hereof, or the performance by a party of its obligations hereunder, whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other parties. Any arbitration hereunder shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Any such arbitration shall be conducted in the English language by a panel of three (3) arbitrators appointed in accordance with such rules, and shall be held in Paris, France. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the cost of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award so rendered and an order of enforcement, as the case may be. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which also shall apply to any arbitration under this Section 14, shall be determined by binding arbitration pursuant to this Section 14.

       15. It is expressly agreed that the parties are independent contractors with each other under this Agreement and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. No party shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on any other party, without the prior consent of the other party to do so.

       16. This Genta Jago LLC Waiver and Consent Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
It shall not be strictly construed against any party hereto.

       IN WITNESS WHEREOF, the parties below have duly executed this Genta Jago LLC Waiver and Consent Agreement through their respective duly authorized representatives as of the date first set forth above.

                                                 GENTA JAGO DELAWARE, L.L.C.


                                                 By:   /s/ Thomas H. Adams
                                                      --------------------
                                                          Thomas H. Adams, Ph.D.
                                                          Managing Director


                                                 By:   /s/ Jacques Gonella
                                                      --------------------
                                                          Dr. Jacques Gonella
                                                          Managing Director

We accept and agree to the foregoing, and acknowledge same by executing this Genta Jago LLC Waiver and Consent Agreement through our duly authorized representatives:

GENTA JAGO TECHNOLOGIES BV                  JAGO PHARMA AG


By     /s/ Thomas H. Adams                  By:   /s/ Jacques Gonella
       -------------------                        -------------------
       Thomas H. Adams, Ph.D.                     Dr. Jacques Gonella
       Managing Director                          President


By     /s/ Jacques Gonella
       -------------------
       Dr. Jacques Gonella
       Managing Director


GENTA INCORPORATED                          APOTHECON, INC.


By     /s/ Thomas H. Adams                  By:   /s/ Lee Burg
       -------------------                        ------------
       Thomas H. Adams, Ph.D.                     Lee Burg
       Chairman and Chief Executive Officer       President

                                 EXHIBIT 3.6(II)

                               GENTA INCORPORATED
                           3550 GENERAL ATOMICS COURT
                             SAN DIEGO, CA 92121 USA


                                                               February 28, 1996


Apothecon, Inc.
777 Scudders Mill Road
Plainsboro, New Jersey
USA
       ATTN: President

Jago Pharma AG
Eptingerstrasse 51
CH-4132 Muttenz
SWITZERLAND
       ATTN: President

Genta Jago Technologies B.V.
Grundstrasse 12
6343 Rotkreuz
SWITZERLAND
       ATTN: Executive Committee

Genta Jago Delaware, L.L.C.
3550 General Atomics Court
San Diego, CA 92121
USA
       ATTN: President

              Re:  WAIVER AND CONSENT

Gentlemen:

       Reference is hereby made to:

       i) An Agreement dated the date hereof by and between Apothecon, Inc., a Delaware corporation, and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the development of *, using certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be supplemented, changed or extended from time to time hereafter, is referred to as the "* Development Agreement"). Each of you acknowledges receipt of a copy of said agreement; and

       ii) An Agreement dated the date hereof by and between Apothecon and Genta Jago Technologies BV ("GJT'), a Dutch company, regarding the grant of certain license rights to Apothecon to make, have made, use and sell * under certain Patent Rights and Know-How licensed to GJT pertaining to certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be


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*    Confidential treatment requested. The redacted material has been separately filed with the Commission.

              supplemented, changed or extended from time to time hereafter, is referred to as the "* License Agreement"). Each of you acknowledges receipt of a copy of said agreement. The * License Agreement and the * Development Agreement are referred to herein as the "* Agreements."; and

       iii) The Restated GEOMATRIX Research and Development Agreement dated as of May 12, 1995 by and among GJT, Jago Pharma AG, as Swiss corporation, Genta Incorporated ("Genta"), a Delaware corporation, and Genta Jago Delaware, L.L.C. ("Genta Jago LLC"), a Delaware limited liability company (the "GEOMATRIX Research and Development Agreement".

       iv)    The GEOMATRIX License Agreement;

       v)     The GEOMATRIX Manufacturing License Agreement; and

       vi)    The GEOMATRIX Supply Agreement.

       All capitalized terms not expressly defined in this Waiver and Consent agreement ("the "Genta Waiver and Consent Agreement") have the meaning ascribed to such term in the * License Agreement.

         Jagotec AG and Genta are each 50% owners of the equity and income interests of GJT. Jagotec and Jago Pharma AG are Affiliates of one another, of GJT, and of Jago Holding AG, a Swiss corporation. Genta and GPM Generic Pharmaceuticals Manufacturing, Inc. (the latter entity being an affiliate of Jagotec AG) are each a 50% owner of the equity and income interests of Genta Jago LLC. Genta acknowledges, and each of the parties signing below hereby acknowledges, that it expects to derive, directly or indirectly, substantial economic benefit as a result of the execution, delivery and performance of the * License Agreement, the * Development Agreement, and of the GEOMATRIX Agreements. Therefore, in order to induce Apothecon to execute, deliver and perform the * Agreements, to make the payments required of Apothecon thereunder, and to accept GJT's promises to discharge its obligations thereunder and otherwise, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Genta Incorporated hereby represents, warrants, agrees, and covenants to and with Apothecon, and each other party signing below hereby represents, warrants, agrees and concurs, as follows:

     1. Notwithstanding any provision in the GEOMATRIX Research and Development Agreement to the contrary:


              a. All applications filed by Genta pursuant to its obligations under the GEOMATRIX Research and Development Agreement as are necessary or useful for the Registration of the Product shall be filed in the name of, and be owned by, Apothecon, and not GJT.

              b. All data and results pertaining to the Product generated by Genta under the Research and Development Agreement shall be owned solely by Apothecon. Concurrently with the execution and delivery of this Genta Waiver and Consent Agreement, Genta will turn over to Apothecon all data and results developed heretofore by or for it pertaining to the Product. Genta will thereafter report in writing such data and results developed by or for it not less frequently than quarterly to Apothecon and GJT (and monthly if requested by either party), and will immediately transmit all such data to Apothecon by magnetic media or such other method as Apothecon shall request.

              c. In the event that the GEOMATRIX Research and Development Agreement should terminate, for whatever reason and however effected, and/or in the event that GJT commences proceedings to dissolve, liquidate or wind up its affairs, then, in addition to any remedies available to Apothecon under the * Development and Marketing Agreement at law or in equity, Genta shall, at Apothecon's request, enter into an agreement with Apothecon for the development and registration of the Product on terms and conditions that, to the maximum practicable extent, require Genta to perform the same obligations and observe the same terms and conditions as apply to it under the GEOMATRIX Research and Development Agreement (without regard to Jago Phanna's and Genta Jago LLC's duties or responsibilities thereunder), and with Apothecon having the


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*    Confidential treatment requested. The redacted material has been separately filed with the Commission.

       rights that GJT otherwise had under such GEOMATRIX Research and Development Agreement and with APOTHECON assuming GJT's obligations under such GEOMATRIX Research and Development Agreement to the extent such obligations do not conflict with or are in addition to the obligations that Apothecon has under the * Development and Marketing Agreement. In such event Apothecon shall be entitled to grant to Genta a * under the Patent Rights and Knowhow solely to conduct the Research and Development (as such term is defined in the GEOMATRIX Research and Development Agreement) that Genta is obligated to conduct under the GEOMATRIX Research and Development Agreement, and any payments for services performed thereafter by Genta with respect to the development of the Product shall be made directly by APOTHECON to Genta.

       2. Genta shall submit to Apothecon, concurrently with its submission to GJT, a copy of (i) all reports, statements, invoices, Product Workplans, and budgets submitted by Genta to GJT or to the Steering Committee relating to the Product, (ii) a copy of all reports relating to the Product submitted to GJT under section 5.4 of the GEOMATRIX Research and Development Agreement, and (iii) a copy of all submissions to, and all responses and approvals obtained from, a regulatory authority relating to the Product. Genta shall promptly inform Apothecon of any default by GJT under the GEOMATRIX Research and Development Agreement. Following any such default, Apothecon shall have the right, but shall not be under any obligation of any nature whatsoever, expressly or impliedly, to
(i) cure any such default, and/or (ii) pay Genta directly thereafter for all services performed by it under the GEOMATRIX Research and Development Agreement that pertain to the Product and deduct and offset same from any monies payable thereafter by Apothecon to GJT.

       3. Apothecon shall have the right to exercise the same audit rights as GJT may exercise under section 4.6 of the GEOMATRIX Research and Development Agreement, to the extent relating to the Product only.

       4. Genta shall defend, indemnify and hold Apothecon, Inc. harmless from and against any and all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) that Apothecon suffers as a result of any claim, demand, action or other proceeding by any Third Party arising from or relating to the *, its directors, officers, employees, consultants or agents in performing its obligations under the GEOMATRIX Research and Development Agreement, except to the extent such losses, liabilities, damages and expenses arise from the *, or their respective directors, officers, general partners, employees, consultants, or agents (other than *). Apothecon, as an Indemnitee, agrees to adhere to and be bound by the terms of section 9.5 of the GEOMATRIX Research and Development Agreement, as though such terms were fully set forth herein (and with "Article 9" replaced by "Article 4 hereof").

        5. To the extent any provisions of the * Agreements or of any of the GEOMATRIX Agreements conflict in any way with the terms of this Genta Waiver and Consent Agreement, the terms of this agreement shall control.

        6. This Waiver and Consent shall be effective immediately and shall continue in full force and effect until such time as Apothecon may elect to terminate it by a writing delivered to GJT and to Genta by a duly authorized officer of Apothecon, or until the termination of the * Marketing and Development Agreement, whichever occurs first.

       7. Any consent, notice or report required or permitted to be given or made hereunder by one party to the other party shall be in English and in writing, delivered personally or by registered mail, return receipt requested, addressed to the other party at its address indicated below or to such other address as the addressee shall have last furnished in writing to the addressor (with a copy addressed as well to the attention of its "Legal Counsel") and shall be effective upon receipt by the addressee.

      8. Each party represents and warrants to the other parties hereto the following:

              a) Existence and Power. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the requisite power and authority and the legal right to own


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

                     and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under this Agreement.

              b) Authorization and Enforcement of Obligations. It (i) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms.

              c) No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by it in connection with the execution and performance of this Agreement have been obtained.

              d) No Conflict. The execution and delivery of this Agreement on its behalf and the performance of its obligations hereunder
                    (a) do not conflict with or violate any requirement of applicable laws or regulations applicable to it, and (b) do not conflict or are inconsistent with, or constitute a default under, any contractual or fiduciary obligation or covenant of it.

       9. This Genta Waiver and Consent Agreement shall inure to the benefit of, and be binding upon each party hereto, and its respective successors, permitted assigns and legal representatives. Any party may also assign its rights and obligations under this Agreement without the consent of the other parties in connection with a merger, consolidation or the sale of all or substantially all of its assets to an Affiliate agreeing to be bound by same, or may otherwise assign its rights or obligations under this Agreement only with the prior written consent of the other parties hereto. This Agreement shall survive any merger, consolidation or similar reorganization of either party with or into another party and no consent for a merger, consolidation or similar reorganization shall be required hereunder. Any assignment not in accordance with this Agreement shall be void.

       10. This Genta Waiver and Consent Agreement, together with all of the documents referred to herein, constitute the total and complete agreement of the parties and supersede all prior understandings and agreements hereto made, and there are no other representations, understandings or agreements relating to the subject matter hereof that are not set forth herein on which a party has relied. All other terms and conditions of the GEOMATRIX Research and Development Agreement, to the extent not changed or supplemented by this Genta Waiver and Consent Agreement, remain in full force and effect.

       11. This Genta Waiver and Consent Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to the conflicts of law principles thereof.

       12. No provision of this Genta Waiver and Consent Agreement, or the benefit thereof may be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto, and no such waiver or changed shall extend beyond the circumstances for which it is granted. Except as specifically provided for herein, the waiver from time to time by a party of any of its rights or its failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies hereunder.

       13. If any term, covenant or condition of this Genta Waiver and Consent Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (1) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (2) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

       14. Any dispute, claim or controversy between the parties relating to, arising out of or in any way connected with this Genta Waiver and Consent Agreement or any term or condition hereof, or the performance by a party of its obligations hereunder, whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other parties. Any arbitration hereunder shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Any such arbitration shall be conducted in the English language by a panel of three (3) arbitrators appointed in accordance with such rules, and shall be held in Paris, France. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the cost of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award so rendered and an order of enforcement, as the case may be. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which also shall apply to any arbitration under this Section 14, shall be determined by binding arbitration pursuant to this Section 14.

       15. It is expressly agreed that the parties are independent contractors with one another under this Agreement and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. No party shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on any other party, without the prior consent of the other party to do so.

       16. This Genta Waiver and Consent Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be strictly construed against any party hereto.

      IN WITNESS WHEREOF, the parties below have duly executed this Genta Waiver and Consent Agreement through their respective duly authorized representatives as of the date first set forth above.

                                  GENTA INCORPORATED


                                  By:   /s/ Thomas H. Adams
                                        -------------------
                                        Thomas H. Adams, Ph.D.
                                        Chairman and Chief Executive Officer

We accept and agree to the foregoing, and acknowledge same by executing this Genta Waiver and Consent Agreement through our duly authorized representatives:

GENTA JAGO TECHNOLOGIES BV              JAGO PHARMA AG


By     /s/ Thomas H. Adams              By:   /s/ Jacques Gonella
       -------------------                    -------------------
       Thomas H. Adams, Ph.D.                     Dr. Jacques Gonella
       Managing Director                          President


By     /s/ Jacques Gonella
       -------------------
       Dr. Jacques Gonella
       Managing Director



GENTA JAGO DELAWARE, L.L.C.


By     /s/ Thomas H. Adams
       -------------------
       Thomas H. Adams, Ph.D.
       Managing Director


By     /s/ Jacques Gonella
       -------------------
       Dr. Jacques Gonella
       Managing Director

APOTHECON, INC.


By     /s/ Lee Burg
       ------------
       Lee Burg
       President

                                EXHIBIT 3.6(III)

                                 JAGO PHARMA AG
                               EPTINGERSTRASSE 51
                                 CH-4132 MUFFENZ
                                   SWITZERLAND


                                                               February 28, 1996


Apothecon, Inc.
777 Scudders Mill Road
Plainsboro, New Jersey
USA
       ATTN: President

Genta Jago Technologies B.V., Swiss Branch
Grundstrasse 12
6343 Rotkreuz
SWITZERLAND
       ATTN: Executive Management Committee

Genta Jago Delaware, L. L - C
3550 General Atomics Court
San Diego, CA 92121
USA
       ATTN: President

Genta Incorporated
3550 General Atomics Court
San Diego, CA 92121
USA
       ATTN: President

              Re:   WAIVER AND CONSENT

Gentlemen:

       Reference is hereby made to:

       i) An Agreement dated the date hereof by and between Apothecon, Inc., a Delaware corporation, and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the development of *, using certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be supplemented, changed or extended from time to time hereafter, is referred to as the "* Development Agreement"). Each of you acknowledges receipt of a copy of said agreement; and

       ii) An Agreement dated the date hereof by and between Apothecon and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the grant of certain license rights to Apothecon to make, have made, use and sell * under certain Patent Rights and Know-How licensed to GJT pertaining to certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

              supplemented, changed or extended from time to time hereafter, is referred to as the "* License Agreement"). Each of you acknowledges receipt of a copy of said agreement. The * License Agreement and the * Development Agreement are referred to herein as the "* Agreements"; and

       iii) The Restated GEOMATRIX Research and Development Agreement dated as of May 12, 1995 by and among GJT, Jago Pharma AG, as Swiss corporation, Genta Incorporated ("Genta"), a Delaware corporation, and Genta Jago Delaware, L.L.C. ("Genta Jago LLC), a Delaware limited liability company (the "GEOMATRIX Research and Development Agreement".

    All capitalized terms not expressly defined in this Waiver and Consent agreement ("the "Jago Pharma Waiver and Consent Agreement") have the meaning ascribed to such term in the * License Agreement.

    Jagotec AG and Genta are each 50% owners of the equity and income interests of GJT. Jagotec and Jago Pharma AG are Affiliates of one another, of GJT, and of Jago Holding AG, a Swiss corporation. Genta and GPM Generic Pharmaceuticals Manufacturing Inc. (the latter entity being an Affiliate of Jagotec AG) are each a 50% owner of the equity and income interests of Genta Jago LLC. Jago Pharma AG acknowledges, and each of the parties signing below hereby acknowledges, that it expects to derive substantial economic benefit, directly or indirectly, as a result of the execution, delivery and performance of the * License Agreement, the * Development Agreement, and of the GEOMATRIX Agreements. Therefore, in order to induce Apothecon to execute, deliver and perform the * Agreements, to make the payments required of Apothecon thereunder, and to accept GJT's promises to discharge its obligations thereunder and otherwise, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Jago Pharma AG hereby represents, warrants, agrees, and covenants to and with Apothecon, and each other party signing below hereby represents, warrants, agrees and concurs, as follows:

    1.  (a)   Notwithstanding  any  provision  in  the  GEOMATRIX  Research  and
Development Agreement to the contrary:

       i. All applications filed by Jago Pharma AG pursuant to its obligations under the GEOMATRIX Research and Development Agreement as are necessary or useful for the Registration of the Product shall be filed in the name of, and be owned by, Apothecon, and not GJT.

       ii. All data and results pertaining to the Product generated by Jago Pharma AG under the Research and Development Agreement shall be owned solely by Apothecon. Concurrently with the execution and delivery of this Jago Pharma Waiver and Consent Agreement, Jago Pharma will turn over to Apothecon all data and results heretofore developed by or for it pertaining to the Product. Jago Pharrna AG will thereafter report in writing such data and results developed by or for it not less frequently than quarterly to Apothecon and GJT (and monthly if requested by either party), and will immediately transmit all such data to Apothecon by magnetic media or such other method as Apothecon shall request.

       iii. In the event that the GEOMATRIX Research and Development Agreement should terminate, for whatever reason and however effected, then, in addition to any remedies available to APOTHECON under the * Development and Marketing Agreement at law or in equity, Jago Pharma AG shall, at Apothecon's election and request, enter into an agreement with Apothecon for the development and registration of the Product on terms and conditions that, to the maximum practicable extent, require Jago Pharma AG to perform the same obligations and observe the same terms and conditions as apply to it under the GEOMATRIX Research and Development Agreement (without regard to Genta and Genta Jago LLC's duties or responsibilities thereunder), and with Apothecon having the rights that GJT otherwise had under such GEOMATRIX Research and Development Agreement and with APOTHECON assuming GJT's obligations under such GEOMATRIX Research and Development Agreement to the extent such obligations do not conflict with or are in addition to the obligations that Apothecon has under the * Development and Marketing Agreement. In such event Apothecon shall be entitled to grant to Jago Pharma AG a * under the Patent Rights and Knowhow solely to conduct the Research and Development (as such term is defined in the GEOMATRIX


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

       Research and Development Agreement) that Jago Pharma AG is obligated to conduct under the GEOMATRIX Research and Development Agreement, and any payments for services performed thereafter by Jago Pharma AG with respect to the development of the Product shall be made directly by APOTHECON to Jago Pharma AG.

              (b) If GJT breaches the * Development and Marketing Agreement with respect to the development of the Product in a manner that entitles APOTHECON to terminate same pursuant to section 11.2.2.1 or 11. 2.2.2 thereof, or makes an untrue statement that entitles APOTHECON to terminate same pursuant to section 11.2.4.1 thereof, and/or in the event that GJT commences proceedings to dissolve, liquidate or wind up its affairs, then, in addition to any remedies available to it under said * Development and Marketing Agreement or available to it at law or in equity, APOTHECON may elect (by delivering a writing to GJT and Jago Pharma AG of APOTHECON's intent to exercise its option), for Jago Pharma AG to, and Jago Pharma AG agrees that it will, promptly enter into an agreement with APOTHECON under which: (i) Jago Pharma will, to the extent it has the right to do so, ensure that all licenses, sublicenses and other rights and privileges granted by GJT under the * Development and Marketing Agreement shall continue without change, and (ii) Jago Pharma will assume all rights and obligations of GJT under articles 3, 4, 5, 6, 11.4.5, 12, 14, 15.1, and 15.2 of the Development and Marketing Agreement and will promptly cure any defaults of GJT under said articles, any payments to be made thereafter by APOTHECON under said articles shall thereafter be paid to Jago Phanna, and APOTHECON shall continue to enjoy all rights and privileges granted under said articles.

    2. Jago Pharma shall submit to Apothecon, concurrently with its submission to GJT, a copy of (i) all reports, statements, invoices, Product Workplans, and budgets submitted by Jago Pharma AG to GJT or to the Steering Committee relating to the Product, (ii) a copy of all reports relating to the Product submitted to GJT under section 5.4 of the GEOMATRIX Research and Development Agreement, and
(iii) a copy of all submissions to, and all responses and approvals obtained from, a regulatory authority relating to the Product. Jago Pharma AG shall promptly inform Apothecon of any default by GJT under the GEOMATRIX Research and Development Agreement. Following any such default, Apothecon shall have the right, but shall not be under any obligation of any nature whatsoever, expressly or impliedly, to (i) cure any such default, and/or (ii) pay Jago Pharma AG directly thereafter for all services performed by it under the GEOMATRIX Research and Development Agreement that pertain to the Product and deduct and offset same from any monies payable thereafter by Apothecon to GJT.

    3. Apothecon shall have the right to exercise the same audit rights as GJT may exercise under section 4.6 of the GEOMATRIX Research and Development Agreement, to the extent relating to the Product only.

    4. Jago Pharma AG shall defend, indemnify and hold Apothecon, Inc. harmless from and against any and all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) that Apothecon suffers as a result of any claim, demand, action or other proceeding by any Third Party arising from or relating to the *, its directors, officers, employees, consultants or agents in performing its obligations under the GEOMATRIX Research and Development Agreement, except to the extent such losses, liabilities, damages and expenses arise from the *, or their respective directors, officers, general partners, employees, consultants, or agents (other than *). Apothecon, as an Indemnitee, agrees to adhere to and be bound by the terms of section 9.5 of the GEOMATRIX Research and Development Agreement, as though such terms were fully set forth herein (and with "Article 9" replaced by "Article 4 hereof").

    5. To the extent any provisions of the * Agreements or of any of the GEOMATRIX Agreements conflict in any way with the terms of this Jago Pharma Waiver and Consent Agreement, the terms of this Agreement shall control.

    6. This Waiver and Consent shall be effective immediately and shall continue in full force and effect until such time as Apothecon may elect to terminate it by a writing delivered to GJT and to Jago Pharma by a duly authorized officer of Apothecon, or until the termination of the * Marketing and Development Agreement, whichever occurs first.


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

    7. Any consent, notice or report required or permitted to be given or made hereunder by one party to the other party shall be in English and in writing, delivered personally or by registered mail, return receipt requested, addressed to the other party at its address indicated below or to such other address as the addressee shall have last furnished in writing to the addressor (with a copy addressed as well to the attention of its "Legal Counsel") and shall be effective upon receipt by the addressee.

8. Each party represents and warrants to the other parties hereto the following:

              a) Existence and Power. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under this Agreement.

              b) Authorization and Enforcement of Obligations. It (i) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms.

              c) No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by it in connection with the execution and performance of this Agreement have been obtained.

              d) No Conflict. The execution and delivery of this Agreement on its behalf and the performance of its obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations applicable to it, and (b) do not conflict or are inconsistent with, or constitute a default under, any contractual or fiduciary obligation or covenant of it.

    9. This Jago Pharma Waiver and Consent Agreement shall inure to the benefit of, and be binding upon each party hereto, and its respective successors, permitted assigns and legal representatives. Any party may also assign its rights and obligations under this Agreement without the consent of the other parties in connection with a merger, consolidation, or the sale of all or substantially all of its assets to an Affiliate agreeing to be bound by same, or may otherwise assign its rights or obligations under this Agreement only with the prior written consent of the other parties hereto. This Agreement shall survive any merger, consolidation or similar reorganization of either party with or into another party and no consent for a merger, consolidation or similar reorganization shall be required hereunder. Any assignment not in accordance with this Agreement shall be void.

    10. This Jago Pharma Waiver and Consent Agreement, together with all other documents to the extent referred to herein, constitute the total and complete agreement of the parties and supersede all prior understandings and agreements hereto made, and there are no other representations, understandings or agreements relating to the subject matter hereof that are not set forth herein on which a party has relied. All terms and conditions of the GEOMATRIX Research and Development Agreement, to the extent not changed or supplemented by this Jago Pharma Waiver and Consent Agreement, remain in full force and effect.

    11. This Jago Pharma Waiver and Consent Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to the conflicts of law principles thereof.

    12. No provision of this Jago Pharma Waiver and Consent Agreement, or the benefit thereof may be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto, and no such waiver or changed shall extend beyond the circumstances for which it is granted. Except as specifically provided for herein, the waiver from time to time by a party of any of its rights or its failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies hereunder.

    13. If any term, covenant or condition of this Jago Pharma Waiver and Consent Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (1) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (2) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

    14. Any dispute, claim or controversy between the parties relating to, arising out of or in any way connected with this Jago Pharma Waiver and Consent Agreement or any term or condition hereof, or the performance by a party of its obligations hereunder, whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other parties. Any arbitration hereunder shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Any such arbitration shall be conducted in the English language by a panel of three (3) arbitrators appointed in accordance with such rules, and shall be held in Paris, France. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the cost of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award so rendered and an order of enforcement, as the case may be. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which also shall apply to any arbitration under this Section 14, shall be deter-mined by binding arbitration pursuant to this Section 14.

    15. It is expressly agreed that the parties are independent contractors with each other under this Agreement and that the relationship between the parties shall not constitute a partnership, joint venture or agency. No party shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on any other party, without the prior consent of the other party to do so.

    16. This Jago Pharma Waiver and Consent Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be strictly construed against any party hereto.

       IN WITNESS WHEREOF, the parties below have duly executed this Jago Pharma
Waiver  and  Consent   Agreement   through  their   respective  duly  authorized
representatives as of the date first set forth above.

                                                 JAGO PHARMA AG


                                                 By   /s/ Jacques Gonella
                                                      -------------------
                                                          Dr. Jacques Gonella
                                                          President


We accept and agree to the  foregoing,  and  acknowledge  same by executing this
Jago  Pharma  Waiver  and  Consent   Agreement   through  our  duly   authorized
representatives:

GENTA JAGO TECHNOLOGIES BV

By:    /s/ Thomas H. Adams
       -------------------
       Thomas H. Adams, Ph.D.
       Managing Director

By:    /s/ Jacques Gonella
       -------------------
       Dr. Jacques Gonella
       Managing Director


GENTA INCORPORATED

By:    /s/ Thomas H. Adams
       -------------------
       Thomas H. Adams, Ph.D.
       Chairman and Chief Executive Officer

GENTA JAGO DELAWARE, L.L.C.


By:    /s/ Thomas H. Adams
       -------------------
       Thomas H. Adams, Ph.D.
       Managing Director


By:    /s/ Jacques Gonella
       -------------------
       Dr. Jacques Gonella
       Managing Director

APOTHECON, INC.


By:    /s/ Lee Burg
       ------------
       Lee Burg
       President

                                 EXHIBIT 3.6(IV)

                                   JAGOTEC AG
                                  SEESTRASSE 47
                         CH-6052 HERGISWIL, SWITZERLAND


                                                               February 28, 1996


Apothecon, Inc.
777 Scudder Mills Road
Princeton, New Jersey 08536
USA
Attn.: President

Genta Jago Technologies BV
Grundstrasse 12
6343 Rotkreuz
SWITZERLAND

      Re:   WAIVER AND CONSENT

Gentlemen:

      Reference is hereby made to:

      i) An Agreement dated the date hereof by and between Apothecon, Inc., a Delaware corporation, and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the development and marketing of *, using certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be supplemented, changed or extended from time to time hereafter, is referred to as the "* Development and Marketing Agreement"). You acknowledge receipt of a copy of said agreement; and

      ii) An Agreement dated the date hereof by and between Apothecon and Genta Jago Technologies BV ("GJT"), a Dutch company, regarding the grant of certain license rights to Apothecon to make, have made, use and sell * under certain Patent Rights and Know-How licensed to GJT pertaining to certain proprietary sustained release technology licensed to GJT by Jagotec AG (said agreement, as it may be supplemented, changed or extended from time to time hereafter, is referred to as the "* License Agreement"). You acknowledge receipt of a copy of said agreement. The * License Agreement and the * Development and Marketing Agreement are referred to herein as the "* Agreements.";

       All capitalized terms not expressly defined in this Waiver and Consent agreement ("the "Jagotec Waiver and Consent Agreement") have the meaning ascribed to such term in the * License Agreement.

       Jagotec AG ("Jagotec"), a Swiss corporation, is party to a Restated GEOMATRIX License Agreement between Jagotec and GJT dated May 12, 1995 (said agreement, as it may be supplemented, changed or extended from time to time, is referred to herein as the "License Agreement") and to a Restated GEOMATRIX Manufacturing License Agreement between Jagotec and GJT dated May 12, 1995 (said agreement, as it may be supplemented, changed or extended from time to time, is referred to herein as the "Manufacturing License Agreement").


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

      Jagotec is a 50% owner of the equity and income interests of GJT. Jagotec is an Affiliate of GJT and of Jago Holding AG, a Swiss corporation. Accordingly, the undersigned expects to derive, directly or indirectly, substantial economic benefit as a result of the execution, delivery and performance of the * Agreements. Therefore, in order to induce Apothecon to execute, deliver and perform the * Agreements, to make the payments required of Apothecon thereunder, and to accept GJT's promises to discharge its obligations thereunder and otherwise, Jagotec hereby represents, warrants, agrees, and covenants to and with GJT and Apothecon as follows:

      1. Jagotec agrees that any license rights, sublicense rights and other rights granted or extended by GJT to Apothecon under the * Agreements are not subject to the terms and conditions of the License Agreement and the Manufacturing License Agreement and waives any rights Jagotec may have with respect to the enforcement of same against Apothecon. Jagotec further agrees that Apothecon, to the extent it is a subcontractee or sublicensee of GJT's rights and obligations under the License Agreement and the Manufacturing Agreement, shall not be bound by any and all obligations and undertakings of GJT under either of said Agreements, and waives any rights Jagotec may have with respect to the enforcement of same against Apothecon.

      2. (a) Jagotec agrees that, in the event of an event that the License Agreement and/or the Manufacturing License Agreement is or are terminated, for whatever reason and whether by action taken by Jagotec, GJT or both, and notwithstanding any provision (including without limitation section 11.4) to the contrary in the License Agreement and in the Manufacturing Agreement, all licenses, sublicenses and other rights and privileges granted or extended to Apothecon under the * Agreements shall continue and remain in full force and effect in accordance with their terms, without further action or election on the part of Apothecon, and Jagotec shall be deemed simultaneously to have assumed the rights and obligations of GJT under the * Agreements and will promptly cure all defaults of GJT thereunder.

              (b) If GJT breaches the * License Agreement in a manner that entitles APOTHECON to terminate same pursuant to section 11.2.2.1 or 11.2.2.2 thereof, or makes an untrue statement that entitles APOTHECON to terminate same pursuant to section 11.2.4.1 thereof, and/or in the event that GJT commences proceedings to dissolve, liquidate or wind up its affairs, then, in addition to any remedies available to it under said Agreement or at law or in equity, APOTHECON may elect (by delivering a writing to GJT and Jagotec of APOTHECON's intent to exercise such option) for Jagotec to, and Jagotec agrees that it will, promptly enter into a new, separate agreement with APOTHECON under which (i) all licenses, sublicenses and other rights and privileges granted by GJT under the * License Agreement shall continue without further action or election on the part of APOTHECON, (ii) Jagotec will assume all rights and obligations of GJT and promptly cure all defaults of GJT thereunder, and (iii) all payments that would otherwise have been made thereafter by APOTHECON under the * License Agreement shall thereafter be paid to Jagotec.

              (c) If GJT  fails to make a payment  when due  under its  Restated
Working Capital Agreement dated as of May 12, 1995 (as amended by a First Amendment thereto dated as of July 11, 1995 and as the same may be amended from time to time hereafter, and including any successor agreement thereto), between GJT and Genta, Incorporated, a Delaware corporation ("Genta"), GJT and/or Jagotec shall promptly inform APOTHECON of same, and APOTHECON may elect (by delivering a writing to GJT and Jagotec of APOTHECON's intent to exercise such option) at any time thereafter to terminate the * License Agreement and for Jagotec to, and Jagotec agrees that it will, promptly enter into a new, separate agreement with APOTHECON under which (i) all licenses, sublicenses and other rights and privileges granted by GJT under the * License Agreement shall continue without further action or election on the part of APOTHECON, and (ii) Jagotec will assume all rights and obligations of GJT and promptly cure all defaults of GJT thereunder; provided, however, that all payments that would otherwise have been made thereafter by APOTHECON under the * License Agreement and otherwise under such new, separate agreement shall thereafter continue to be paid to GJT by APOTHECON, until APOTHECON is duly instructed otherwise in writing by GJT and Jagotec AG.

      3. To the extent any provisions of the * Agreements supplement or conflict with the terms of the GEOMATRIX Agreements, the terms of the * Agreements shall control.


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

      4. This Jagotec Waiver and Consent Agreement shall inure to the benefit of Apothecon, its successors, assigns and legal representatives, as well as GJT, its successors, assigns and legal representatives, and shall bind the Jagotec and its successors and assigns. This Jagotec Waiver and Consent Agreement sets forth the entire understanding of the GJT, Jagotec and Apothecon with respect to the subject matter hereof, and there are no other promises, representations or understandings, written or oral, not set forth herein.

      5. Each party represents and warrants to the other parties hereto the following:

              a) Existence and Power. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) has the requisite power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (iii) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of it and would not materially adversely affect its ability to perform its obligations under this Agreement.

              b) Authorization and Enforcement of Obligations. It (i) has the requisite power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder; and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms.

              c) No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by it in connection with the execution and performance of this Agreement have been obtained.

              d) No Conflict. The execution and delivery of this Agreement on its behalf and the performance of its obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations applicable to it, and (b) do not conflict or are inconsistent with, or constitute a default under, any contractual or fiduciary obligation or covenant of it.

      6. This Jagotec Waiver and Consent Agreement shall be effective immediately and shall continue in full force and effect until such time as Apothecon may elect to terminate it by a writing delivered to GJT and to Jagotec by a duly authorized officer of Apothecon, or until the termination of the * Agreements, whichever occurs first.

      7. Any consent, notice or report required or permitted to be given or made hereunder by one party to the other party shall be in English and in writing, delivered personally or by registered mail, return receipt requested, addressed to the other party at its address indicated below or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

              If to Jagotec:         Jagotec AG
                                     c/o Jago Pharma AG
                                     Eptingerstrasse 51
                                     CH-4132 Muttenz, Switzerland
                                     Attention:  Dr. Jacques Gonella

              with a copy to:        Rinderknecht Glaus & Stadelhofer
                                     Beethovenstrasse 7
                                     Postfach 4451
                                     CH-8002 Zurich, Switzerland
                                     Attention: Dr. Thomas M. Rinderknecht


------------------
* Confidential treatment requested. The redacted material has been separately filed with the Commission.

                    If to GJT:       Genta Jago Technologies BV
                                     Swiss Branch
                                     Grundstrasse 12
                                     6343 Rotkreuz, Switzerland
                                     Attention: Executive Management Committee

                    with copies to:  Genta Incorporated
                                     3550 General Atomics Court
                                     San Diego, CA 92121, U.S.A.
                                     Attention: Thomas H. Adams, Ph.D.

                    and:             Pillsbury Madison & Sutro
                                     235 Montgomery Street, 15th Floor
                                     San Francisco, CA 94104, U.S.A.
                                     Attention: Thomas E. Sparks, Jr., Esq.

              If to
              APOTHECON:   Apothecon, Inc.
                                     777 Scudders Mill Road
                                     Plainsboro, New Jersey 08536 USA
                                     Attention: President

              with a copy to:        Apothecon, Inc.
                                     777 Scudders Mill Road
                                     Plainsboro, New Jersey 08536 USA
                                     Attention: Corporate Legal Counsel

       8. This Jagotec Waiver and Consent Agreement shall be governed by and construed in accordance with the laws of Switzerland, without reference to the conflicts of law principles thereof.

       9. Any dispute, claim or controversy between the parties relating to, arising out of or in any way connected with this Jagotec Waiver and Consent Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of this Jagotec Waiver and Consent Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. Any arbitration hereunder shall be conducted under the Rules of Conciliation and Arbitration of the International Chamber of Commerce. Any such arbitration shall be conducted in the English language by a panel of three (3) arbitrators appointed in accordance with such rules, and shall be held in Paris, France. The arbitrators shall have the authority to grant specific performance, and to allocate between the parties the cost of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award so rendered and an order of enforcement, as the case may be. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which also shall apply to any arbitration under this Section 9, shall be determined by binding arbitration pursuant to this Section 9.

       10. It is expressly agreed that the parties are each independent contractors with one another under this Agreement and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other party, without the prior consent of the other party to do so.

       11. The provisions of this Jagotec Waiver and Consent Agreement may not be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto.

       12. The terms, covenants, conditions and provisions contained herein, together with all other documetts to the extent referred to herein, constitute the total and complete agreement of the parties and supersede all prior understandings and agreements hereto made, and there are no other representations, understandings or agreements relating to the subject matter hereof.

       13. This Jagotec Waiver and Consent Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be strictly construed against any party hereto.

       14. This Jagotec Waiver and Consent Agreement shall inure to the benefit of, and be binding upon each party hereto, and its respective successors, permitted assigns and legal representatives. Any party may also assign its rights and obligations under this Agreement without the consent of the other parties in connection with a merger, consolidation, or the sale of all or substantially all of its assets to an Affiliate agreeing to be bound by same, or may otherwise assign its rights or obligations under this Agreement only with the prior written consent of the other parties hereto. This Agreement shall survive any merger, consolidation or similar reorganization of either party with or into another party and no consent for a merger, consolidation or similar reorganization shall be required hereunder. Any assignment not in accordance with this Agreement shall be void.

       15. No provision of this Jagotec Waiver and Consent Agreement, or the benefit thereof may be waived, altered, amended or repealed in whole or in part except by the written consent of all of the parties hereto, and no such waiver or changed shall extend beyond the circumstances for which it is granted. Except as specifically provided for herein, the waiver from time to time by a party of any of its rights or its failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such party's rights or remedies hereunder.

       16. If any term, covenant or condition of this Jagotec Waiver and Consent Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (1) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (2) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

       IN WITNESS  WHEREOF,  the parties  below have duly  executed this Jagotec
Waiver  and  Consent   Agreement   through  their   respective  duly  authorized
representatives as of the date first set forth above.

                                                  JAGOTEC AG


                                                  By:   /s/ Jacquest Gonella
                                                        --------------------
                                                           Dr. Jacques Gonella
                                                           President


We accept and agree to the  foregoing,  and  acknowledge  same by executing this
Jagotec   Waiver   and   Consent   Agreement   through   our   duly   authorized
representatives:

GENTA JAGO TECHNOLOGIES BV


By:    /s/ Jacques Gonella
       -------------------
              Dr.Jacques Gonella
              Managing Director


By:    /s/ Thomas H. Adams
       -------------------
              Thomas H. Adams, Ph.D.
              managing Director

APOTHECON, INC.


By:    /s/ Lee Burg
       ------------

Title: VP/GM

Date:

                                   EXHIBIT 9.1
                          LIST OF GEOMATRIX TRADEMARKS
--------------------------------------------------------------------------------


Country                                  TM-No.              Issue Date
-------------------------------               ------------             --------
International                           522 445              April 8, 1988
Registration (25 countries)

Canada                                  369 959              May 29, 1990

Switzerland                             360 353              November 11, 1987

United Kingdom (class 1)               1415 927              March 24, 1990

United Kingdom (class 5)               1353 226              August 2, 1995 *)

Greece                                   90 337              August 25, 1955

Japan                                  2578 899              September 30, 1993

New Zealand                             185 989              July 28, 1995

Portugal **)                            303 292              September 12, 1994

Sweden                                  223 455              May 10, 1991

United States                          1562 880              October 31, 1989




*)    renewal date
**)  registration not yet granted